                                                     Registration Nos. 33-70116
                                                                       811-8036
         As filed with the Securities and Exchange Commission on April 17, 1998

-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

                           Pre-Effective Amendment No.                   / /

                           Post-Effective Amendment No. 14               /X/

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

                                Amendment No. 16                         /X/

                          (Check appropriate box or boxes)

                        THE OFFITBANK INVESTMENT FUND, INC.
                 (Exact name of Registrant as specified in charter)

                                 3435 Stelzer Road
                               Columbus, Ohio  43219
               (Address of Principal Executive Offices with Zip Code)

                           ----------------------------

       Registrant's Telephone Number, including Area Code: (800) 845-8406

                           ----------------------------

                               Stephen B. Wells, Esq.
                                     OFFITBANK
                                520 Madison Avenue
                             New York, New York  10022
                      (Name and Address of Agent for Service)

                           ----------------------------

                                  with a copy to:
                               Gary S. Schpero, Esq.
                            Simpson Thacher & Bartlett
                               425 Lexington Avenue
                          New York, New York  10017-3954

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

               X    immediately upon filing pursuant to paragraph (b)
             -----
                    on (date) pursuant to paragraph (b)
             -----
                    on (date) pursuant to paragraph (a)(i)
             -----
                    75 days after filing pursuant to paragraph (a)(ii)
             -----
                    on (date) pursuant to paragraph (a)(ii) of rule 485
             -----
                    60 days after filing pursuant to paragraph (a)(i)
             -----
If appropriate, check the following box:

             ----- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                      THE OFFITBANK INVESTMENT FUND, INC.
                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 495(a)
                       UNDER THE SECURITIES ACT OF 1933


N-1A ITEM NO.                           LOCATION
-------------                           --------

PART A                                  PROSPECTUS CAPTION
------                                  ------------------

Item 1.  Cover Page                     Cover Page

Item 2.  Synopsis                       Prospectus Summary; Expense

Item 3.  Condensed Financial            Financial Highlights
         Information

Item 4.  General Description of
         Registrant                     Prospectus Summary;
                                        Investment Objectives and Policies;
                                        Other Investment Policies; Special Risk
                                        Considerations; The Transfer;
                                        Limiting Investment Risks; Additional
                                        Information; Appendix A; Appendix B

Item 5.  Management of the Fund         Management

Item 5A. Management's Discussion of
         Fund Performance               Not Applicable

Item 6.  Capital Stock and Other        Dividends and Distributions; Taxes;
         Securities                     Additional Information; Reports to
                                        Shareholders

Item 7.  Purchase of Securities
         Being Offered                  Management of Shares; Shareholder
                                        Services


Item 8.  Redemption or Repurchase       Redemption of Shares;
                                        Shareholder Services

Item 9.  Pending Legal Proceedings      Not Applicable

                                        STATEMENT OF ADDITIONAL
PART B                                  INFORMATION CAPTION
------                                  -----------------------

Item 10. Cover Page                     Cover Page

Item 11. Table of Contents              Table of Contents

Item 12. General Information and
         History                        Not Applicable

Item 13. Investment Objectives and
         Policies                       Additional Information on Portfolio
                                        Instruments; Additional Risk
                                        Considerations; Investment Limitations

Item 14. Management of the Registrant   Management of the Fund

Item 15. Control Persons and Principal
         Holders of Securities          General Information

Item 16. Investment Advisory and
         Other Services                 Management of the Fund

Item 17. Brokerage Allocation           Portfolio Transactions

Item 18. Capital Stock and Other
         Securities                     General Information

Item 19. Purchase, Redemption and
         Pricing of Securities
         Being Offered                  Management of the Fund; Purchase of
                                        Shares; Redemption of Shares;
                                        Shareholder Services


Item 20. Tax Status                     Additional Information
                                        Concerning Dividends, Distributions
                                        and Taxes

Item 21. Underwriters                   Distributor

Item 22. Calculation of Performance
         Data                           Performance Calculations


Item 23. Financial Statements           Report of Independent Accountants;
                                        Financial Statements

PART C
------
     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                 PART A

                           ___________________

                        OFFITBANK High Yield Fund

                     OFFITBANK Emerging Markets Fund

                   OFFITBANK Latin America Equity Fund

                       OFFITBANK Total Return Fund

               OFFITBANK Investment Grade Global Debt Fund

                    OFFITBANK Global Convertible Fund

                OFFITBANK U.S. Government Securities Fund

                    OFFITBANK Mortgage Securities Fund

                   OFFITBANK California Municipal Fund

                    OFFITBANK New York Municipal Fund

                    OFFITBANK National Municipal Fund

                           ___________________

                                PROSPECTUS

                              APRIL 17, 1998


                                   THE
                                   [LOGO]
                                   INVESTMENT FUND, INC.

                           ___________________

    The [LOGO] Investment Fund, Inc. currently offers eleven no-load mutual funds designed to meet a variety of investment objectives.

               INVESTORS LOOKING TO BROADEN THE INVESTMENT
              EXPOSURE IN THEIR PORTFOLIOS SHOULD CONSIDER:

                             High Yield Fund
                          Emerging Markets Fund
                        Latin America Equity Fund
                            Total Return Fund
                    Investment Grade Global Debt Fund
                         Global Convertible Fund
                     U.S. Government Securities Fund
                         Mortgage Securities Fund

  INVESTORS SEEKING TO MAXIMIZE AFTER-TAX TOTAL RETURNS SHOULD CONSIDER:

                        California Municipal Fund
                         New York Municipal Fund
                         National Municipal Fund

                           ___________________


              The text above is not part of the Prospectus.

THE [LOGO] INVESTMENT FUND, INC.

INVESTMENT PORTFOLIOS:
[LOGO] High Yield Fund
  [LOGO] Emerging Markets Fund
      [LOGO] Latin America Equity Fund
          [LOGO] Total Return Fund
              [LOGO] Investment Grade Global Debt Fund
                  [LOGO] Global Convertible Fund
                      [LOGO] U.S. Government Securities Fund
                          [LOGO] Mortgage Securities Fund
                              [LOGO] California Municipal Fund
                                  [LOGO] New York Municipal Fund
                                      [LOGO] National Municipal Fund

     The OFFITBANK Investment Fund, Inc. (the "Company") is an open-end, management investment company offering eleven separate, no-load, non-diversified investment portfolios which each have a different investment objective. Each investment portfolio ("Fund") of the Company offers two classes of shares, Select Shares and Advisor Shares:
     The OFFITBANK HIGH YIELD FUND'S primary investment objective is high current income. Capital appreciation is a secondary objective.
     The OFFITBANK EMERGING MARKETS FUND'S investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.
     The OFFITBANK LATIN AMERICA EQUITY FUND'S primary investment objective is capital appreciation. Current income is a secondary objective.
     The OFFITBANK TOTAL RETURN FUND'S investment objective is to maximize total return from a combination of capital appreciation and current income.
     The OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND'S investment objective is to achieve a competitive fixed-income total return.
     The OFFITBANK GLOBAL CONVERTIBLE FUND'S investment objective is to maximize total return from a combination of capital appreciation and investment income.
     The OFFITBANK U.S. GOVERNMENT SECURITIES FUND'S investment objective is to seek current income.
     The OFFITBANK MORTGAGE SECURITIES FUND'S investment objective is to maximize total return from a combination of investment income and capital appreciation.
     The OFFITBANK CALIFORNIA MUNICIPAL FUND'S investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.
     The OFFITBANK NEW YORK MUNICIPAL FUND'S investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.
     The OFFITBANK NATIONAL MUNICIPAL FUND'S investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk.
     Select Shares may be purchased from and redeemed through the Company's distributor. Advisor Shares must be purchased or redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of shares. Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund.
     CERTAIN FUNDS MAY INVEST IN HIGH YIELD, HIGH RISK DEBT SECURITIES WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Funds' investment objectives will be achieved.
     OFFITBANK serves as the Funds' investment adviser (the "Adviser"). The Adviser is a New York State chartered trust company which currently manages in excess of $9.5 billion in assets principally invested in global fixed income and equity securities.
     The address of the Company is 400 Bellevue Parkway, Wilmington, DE 19809. Yield and other information regarding the Funds may be obtained by calling the Company at 1-800-618-9510.
     This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the

Funds, contained in a Statement of Additional Information dated April 17, 1998, as it may be amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. INVESTORS ARE ADVISED THAT SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATES OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING.

                              _____________

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              _____________




April 17, 1998

                      TABLE OF CONTENTS




                                                            PAGE
                                                            ----
Prospectus Summary ........................................    3
Expense Information .......................................    9
Financial Highlights ......................................   13
Investment Objectives and Policies ........................   16
Other Investment Policies .................................   31
Special Risk Considerations ...............................   38
Limiting Investment Risks .................................   47
Management ................................................   48
Dividends and Distributions ...............................   51
Purchase of Shares ........................................   51
Redemption of Shares ......................................   53
Shareholder Services ......................................   55
Net Asset Value ...........................................   55
Taxes .....................................................   55
Performance Information ...................................   59
The Transfer ..............................................   59
Additional Information ....................................   60
Reports to Shareholders ...................................   60
Appendix A: Ratings .......................................  A-1
Appendix B: Hedging and Derivatives .......................  B-1




     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            PROSPECTUS SUMMARY

WHAT ARE THE FUNDS?

OFFITBANK High Yield Fund (the "High Yield Fund"), OFFITBANK Emerging Markets Fund (the "Emerging Markets Fund"), OFFITBANK Latin America Equity Fund (the "Latin America Equity Fund"), OFFITBANK Total Return Fund ("Total Return Fund"), OFFITBANK Investment Grade Global Debt Fund ("Global Debt Fund"), OFFITBANK Global Convertible Fund ("Global Convertible Fund"), OFFITBANK U.S. Government Securities Fund ("U.S. Government Securities Fund"), OFFITBANK Mortgage Securities Fund ("Mortgage Securities Fund"), OFFITBANK California Municipal Fund (the "California Municipal Fund"), OFFITBANK New York Municipal Fund (the "New York Municipal Fund") and OFFITBANK National Municipal Fund ("National Municipal Fund") (each a "Fund" and, collectively, the "Funds") are no-load, separate, non-diversified investment portfolios of The OFFITBANK Investment Fund, Inc. (the "Company"), an open-end management investment company incorporated in Maryland on September 8, 1993. Each Fund offers two classes of shares, Select Shares and Advisor Shares. See "What Classes of Shares does each Fund Offer?", below. As of the date of this Prospectus, the Total Return, Global Debt and Global Convertible Funds had not commenced investment operations. The Company is not authorized to engage in the business of banking.

WHAT ARE THE FUNDS' OBJECTIVES AND POLICIES?

The HIGH YIELD FUND'S primary investment objective is high current income. Capital appreciation is a secondary objective. The High Yield Fund invests, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities rated below investment grade, offering potential returns that are sufficiently high to justify the greater investment risks.

The EMERGING MARKETS FUND'S investment objective is to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Emerging Markets Fund will invest at least 80% of its total assets in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities. See "Limiting Investment Risks".

The LATIN AMERICA EQUITY FUND'S primary investment objective is capital appreciation. Current income is a secondary objective. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of Latin American issuers (as defined in this Prospectus). Up to 20% of the Fund's total assets may be invested in debt securities (including convertible debt securities) of Latin American issuers.



The TOTAL RETURN FUND'S investment objective is to maximize total return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving the Adviser broad discretion to invest the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to the achievement of the Fund's objective. The Adviser may pursue the Fund's objective through investing directly in portfolio securities as well as through investing in the other Funds of the Company.




The GLOBAL DEBT FUND'S investment objective is to achieve a competitive fixed income total investment return. Total investment return is the combination of income and changes in value. Under normal circumstances, the Global Debt Fund invests at least 75% of its total assets in a wide range of investment grade global debt securities issued anywhere in the world, including the United States, and denominated in any currency including U.S. dollars. Up to 25% of the Fund's total assets may be invested in below investment grade debt securities.



The GLOBAL CONVERTIBLE FUND'S investment objective is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. The Fund may invest anywhere in the world, including the United States, and its investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's total assets may be invested in below investment grade debt securities.



The U.S. GOVERNMENT SECURITIES FUND'S investment objective is to seek current income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities (as defined in this Prospectus). In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Rating Group or Duff & Phelps Credit Rating Co., or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by the Adviser.



The MORTGAGE SECURITIES FUND'S investment objective is to maximize total return from a combination of investment income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of investment grade or comparable mortgage-related securities issued by U.S. entities. Up to 20% of the Fund's assets may be invested in investment grade or comparable fixed income securities of U.S. and non-U.S. issuers, including mortgage related securities of issuers in Canada, the United Kingdom, Denmark or other countries which may develop mortgage securities markets in the future.

The CALIFORNIA MUNICIPAL FUND'S investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

The NEW YORK MUNICIPAL FUND'S investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest on which is exempt from New York State, New York City and City of Yonkers personal income taxes and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities. The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

The NATIONAL MUNICIPAL FUND'S investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in taxable obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

WHO IS THE FUNDS' INVESTMENT ADVISER?

OFFITBANK (the "Adviser"), a New York State chartered trust company, provides investment advisory services to the Funds. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in global asset management and offers its clients a complete range of investments in capital markets throughout the world. The Adviser currently manages in excess of $9.5 billion in assets principally invested in global fixed income and equity securities and serves as investment adviser to twenty-one registered investment companies (or portfolios thereof). For its services as investment adviser, the Adviser is entitled to receive from each Fund a monthly fee based upon the average daily net assets of such Fund at the following annual rates: .85% for the first $200,000,000 of assets, .75% for the next $400,000,000 of assets and .65% for amounts in excess of $600,000,000 of assets in the case of the High Yield Fund; .90% for the first $200,000,000 of assets and .80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% in the case of the Latin America Equity Fund; .80% for the first $200,000,000 of assets and .70% for amounts in excess thereof in the case of the Global Debt Fund; .90% in the case of the Global Convertible Fund; and .35% in the case of each of the U.S. Government Securities Fund, California Municipal Fund, New York Municipal Fund, Mortgage Securities Fund and National Municipal Fund. With respect to the Total Return Fund, the Adviser is entitled to receive a monthly fee from the Fund at an annual rate of .50% with respect to the Fund's assets other than investments in the other Funds of the Company. With respect to investments in other Funds, shareholders indirectly incur a proportionate share of the advisory fees paid to the Adviser for managing those Funds. The investment advisory fee for the High Yield, Emerging Markets, Latin America Equity, Global Debt and Global Convertible Funds is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have similar investment strategies. See "Management".

WHAT CLASSES OF SHARES DOES EACH FUND OFFER?

As of May 1, 1996, shares of any Fund outstanding were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares". Select Shares and Advisor Shares have different expense levels. See "Expense Information".

HOW DO YOU PURCHASE AND REDEEM SHARES OF THE FUNDS?

Select Shares of the Funds may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc., at the next determined net asset value per share. The minimum initial investment for Select Shares of each of the Funds is $250,000. The minimum for subsequent investments for Select Shares of each Fund is $10,000.



Advisor Shares must be purchased through a Shareholder Servicing Agent. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. See "Management and Shareholder Servicing Agents."




The Company's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares". Each Fund has adopted a Plan of Distribution which permits the reimbursement by such Fund of distribution expenses with respect to the Advisor Shares of the Fund on an annual basis. See "Management-Distributor".



Each Fund redeems shares on any business day at the next determined net asset value. There is no redemption fee charged by the Fund. The redemption price may be more or less than the purchase price. Advisor Shares must be redeemed through a Shareholder Servicing Agent. See "Redemption of Shares".

WHEN DO THE FUNDS PAY DIVIDENDS AND MAKE DISTRIBUTIONS?

The High Yield, Total Return, Global Debt, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds declare dividends daily and pay dividends monthly and the Emerging Markets and Global Convertible Funds declare dividends daily and pay dividends quarterly. The Latin America Equity Fund declares and pays dividends quarterly. Shareholders of each Fund will receive dividends in additional Fund shares of the same class or may elect to receive cash. It is anticipated that the expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ. See "Dividends and Distributions".

WHAT ARE THE SPECIAL RISK CONSIDERATIONS FOR INVESTORS IN THE FUNDS?

SHARE PRICE FLUCTUATIONS. Each Fund's net asset value and its share price will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of the securities held by a Fund generally fluctuates, to varying degrees and depending on the objective and policies of the Fund, based on, among other things: (1) interest rate movements and, for debt securities, their duration; (2) changes in the actual and perceived creditworthiness of the issuers of such securities; (3) changes in any applicable foreign currency exchange rates; (4) social, economic or political factors; (5) factors affecting the industry in which the issuer operates, such as competition or technological advances; and (6) factors affecting the issuer directly, such as management changes or labor relations.



NON-U.S. ISSUERS. Individual foreign economies in general and those of Latin American and other emerging market countries in particular may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. A Fund's investments in foreign securities generally involve certain special risks and considerations not typically associated with investments in U.S. securities, including risks relating to: (i) economic, political and social factors; (ii) more substantial government involvement in the economy;
(iii) restrictions on foreign investment and repatriation of capital;
(iv) foreign exchange matters, including fluctuations in the rate of exchange between the dollar and the applicable foreign currency, exchange control regulations and costs associated with conversion of investment principal and income from one currency to another; (v) higher rates of inflation; and
(vi) differences between the securities markets of the United States and those in other countries. Factors contributing to differences between the securities markets of the United States and those in other countries include greater price volatility, less liquidity and smaller market capitalization of the securities markets, the fact that a relatively small number of companies may represent a substantial portion of market capitalization, delays or other material difficulties in connection with clearance and settlement of securities transactions, the lack of sufficient capital to expand market operations, the possibility of permanent or temporary termination of trading, greater spreads between bid and ask prices for securities and the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements, such that certain material disclosures may not be made and less information may be available to investors investing in non-U.S. securities than to investors investing in U.S. securities, and less government supervision and regulation. See "Special Risk Considerations-Securities of Non-U.S. Issuers".



A Fund's participation in the currency, options and futures markets involves certain risks and transaction costs. Each of these risks generally is greater for investments in Latin America and emerging markets because of the special risks associated with investing in such markets. An investment in the Emerging Markets and Latin America Equity Funds, and to the extent they invest in emerging markets securities, the High Yield and Total Return Funds, should be considered speculative. Certain foreign countries may impose withholding taxes on income earned and/or gains realized by the Funds in connection with investments in such countries.

SOVEREIGN DEBT. Certain Funds may also invest in sovereign debt of emerging markets countries, including "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. These securities involve a high degree of risk because the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt securities in which the Funds will invest are widely considered to have a credit quality below investment grade. As a result, such securities may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

MUNICIPAL OBLIGATIONS. The California Municipal, New York Municipal and National Municipal Funds invest primarily in municipal obligations. The Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for many taxable fixed income securities. Consequently, the ability of these Funds to buy and sell municipal obligations may be limited at any particular time and with respect to any particular securities. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Funds to recover payments of principal or interest on such securities.

All or a portion of each such Fund's dividends may be subject to alternative minimum tax. In addition, each such Fund may invest up to 20% of its respective assets in non-municipal obligations. Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the tax exempt securities available for purchase by such Funds and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. See "Taxes".



Because the California and New York Municipal Funds intend to invest primarily in a portfolio of municipal obligations the interest on which is exempt from regular federal income taxes and from personal income taxes of the State of California or New York State, New York City and the City of Yonkers, as the case may be, they are more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Special Risk Considerations-Municipal Securities" in this Prospectus and "Appendix A: Special Factors Affecting the California Municipal Fund" and "Appendix B: Special Factors Affecting the New York Municipal Fund" in the related Statement of Additional Information.



CONVERTIBLE SECURITIES. Certain Funds may invest in convertible securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates and the yield of similar non-convertible securities, with investment value declining as interest rates increase and increasing as interest rates decline. The conversion value of a convertible security is influenced by changes in the market price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value, and the convertible security may sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. If no capital appreciation occurs on the underlying common stock, this premium may not be fully recovered.

As a result of the conversion feature, the interest rate or dividend preference on a convertible security, while generally offering a yield greater than that on the underlying common stock, is generally less than it would be if the security was not convertible. In addition, although the Adviser believes that convertible securities available in the market generally contain provisions adequate to protect the value of the securities from dilution, in the absence of adequate anti-dilution provisions dilution in the value of a Fund's holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding equity securities.

HIGH YIELD, HIGH RISK DEBT SECURITIES. All or a substantial portion of the securities purchased by the High Yield, Emerging Markets, Total Return and Global Convertible Funds, up to 25% of the total amounts of the Global Debt Fund, and up to 20% of the total assets of the Latin America Equity, California Municipal, the New York Municipal and the National Municipal Funds, may be high yield, high risk debt securities. Investment by the Funds in such securities involves a high degree of credit risk. Such investments are regarded as speculative by the major rating agencies.

NON-DIVERSIFIED FUNDS. Each Fund normally invests in a substantial number of issuers; however, each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and the value of its shares may fluctuate more than the shares of a diversified fund.

OTHER INVESTMENT POLICIES. In addition, prospective investors in the Funds should consider the following factors: (1) each Fund may invest in repurchase agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;
(2) each Fund may lend its investment securities, which entails a risk of loss should the borrower fail financially; (3) each Fund may purchase securities on a when-issued basis, which may decline or appreciate in market value prior to their actual delivery to the Fund; (4) each Fund may invest a portion of its assets in various types of derivative instruments (which, depending on the Fund, could include futures contracts, options on futures contracts and options on securities, currencies and indices), which entail certain costs and risks including imperfect correlation between the value of the security being hedged and the value of the particular derivative instrument, and the risk that a Fund could not close out a position in such a derivative instrument when it would be most advantageous to do so; (5) the Mortgage Securities Fund will primarily invest in, the U.S. Government Securities Fund may invest a substantial portion of its assets in, and each other Fund may invest from time to time in, mortgage-backed and/or asset-backed securities, the value of which may be highly sensitive to interest rate changes; (6) each Fund may invest in structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency, all of which generally are subject to greater volatility than an investment directly in the underlying market or security; and (7) certain Funds may borrow money from banks for investment purposes, a speculative technique known as leveraging. See "Special Risk Considerations" for additional information regarding certain risks associated with investment in the Funds.

                           EXPENSE INFORMATION

     The following Expense Summary lists the costs and expenses that a shareholder can expect to incur as an investor in Select Shares or Advisor Shares of each Fund.

EXPENSE SUMMARY

                                                                                           SELECT      ADVISOR
                                                                                           SHARES      SHARES
                                                                                           ------      -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)............     None        None
Sales Load Imposed on Reinvested Dividends.............................................     None        None
Redemption Fee.........................................................................     None        None
Exchange Fee...........................................................................     None        None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
FUND                                                                                       SELECT      ADVISOR
                                                                                           SHARES      SHARES
                                                                                           ------      -------
HIGH YIELD FUND
  Advisory Fee.........................................................................     0.72%       0.72%
  Rule 12b-1 Fees (after waiver)**.....................................................     0.00%       0.00%
  Other Expenses (after waivers)***....................................................     0.15%       0.40%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers)+.......................................     0.87%       1.12%
                                                                                          -------      ------
                                                                                          -------      ------

EMERGING MARKETS FUND
  Advisory Fee.........................................................................     0.90%       0.90%
  Rule 12b-1 Fees (after waiver)**.....................................................     0.00%       0.00%
  Other Expenses (after waivers)***....................................................     0.39%       0.64%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers)+.......................................     1.29%       1.54%
                                                                                          -------      ------
                                                                                          -------      ------

LATIN AMERICA EQUITY FUND
  Advisory Fee.........................................................................     1.00%       1.00%
  Rule 12b-1 Fees (after waiver)**.....................................................     0.00%       0.00%
  Other Expenses (after waivers)***....................................................     0.60%       0.85%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers)+.......................................     1.60%       1.85%
                                                                                          -------      ------
                                                                                          -------      ------

TOTAL RETURN FUND
  Advisory Fee.........................................................................     0.50%       0.50%
  Rule 12b-1 Fees (after waiver)**.....................................................     0.00%       0.00%
  Other Expenses (estimated, after waivers and/or reimbursements)***...................     0.15%       0.40%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers and/or reimbursements)+.................     0.65%       0.90%
                                                                                          -------      ------
                                                                                          -------      ------

GLOBAL DEBT FUND
  Advisory Fee (after waiver)*.........................................................     0.36%       0.36%
  Rule 12b-1 Fees (after waiver)**.....................................................     0.00%       0.00%
  Other Expenses (estimated, after waivers and/or reimbursements)***...................     0.94%       1.19%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers and/or reimbursements)+.................     1.30%       1.55%
                                                                                          -------      ------
                                                                                          -------      ------
GLOBAL CONVERTIBLE FUND
  Advisory Fee (after waiver)*.........................................................     0.70%       0.70%
  Rule 12b-1 Fees (after waiver)**.....................................................     0.00%       0.00%
  Other Expenses (estimated, after waivers and/or reimbursements)***...................     0.80%       1.05%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers and/or reimbursements)+.................     1.50%       1.75%
                                                                                          -------      ------
                                                                                          -------      ------

                                       9



U.S. GOVERNMENT SECURITIES FUND
  Advisory Fee........................................................................     0.35%        0.35%
  Rule 12b-1 Fees (after waiver)**....................................................     0.00%        0.00%
  Other Expenses (estimated, after waivers and/or reimbursements)***..................     0.15%        0.40%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers and/or reimbursements)+................     0.50%        0.75%
                                                                                          -------      ------
                                                                                          -------      ------
MORTGAGE SECURITIES FUND
  Advisory Fee........................................................................     0.35%        0.35%
  Rule 12b-1 Fees (after waiver)**....................................................     0.00%        0.00%
  Other Expenses (estimated, after waivers and/or reimbursements)***..................     0.15%        0.40%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers and/or reimbursements)+................     0.50%        0.75%
                                                                                          -------      ------
                                                                                          -------      ------
CALIFORNIA MUNICIPAL FUND
  Advisory Fee........................................................................     0.35%        0.35%
  Rule 12b-1 Fees (after waiver)**....................................................     0.00%        0.00%
  Other Expenses (estimated, after waivers and/or reimbursements)***..................     0.15%        0.40%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers and/or reimbursements)+................     0.50%        0.75%
                                                                                          -------      ------
                                                                                          -------      ------
NEW YORK MUNICIPAL FUND
  Advisory Fee........................................................................     0.35%        0.35%
  Rule 12b-1 Fees (after waiver)**....................................................     0.00%        0.00%
  Other Expenses (after waivers and and/or reimbursements)***.........................     0.15%        0.40%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers and/or reimbursements)+................     0.50%        0.75%
                                                                                          -------      ------
                                                                                          -------      ------
NATIONAL MUNICIPAL FUND
  Advisory Fee.........................................................................    0.35%         0.35%
  Rule 12b-1 Fees (after waiver)**.....................................................    0.00%         0.00%
  Other Expenses (estimated, after waivers and/or reimbursements)***...................    0.15%         0.40%
                                                                                          -------      ------
  Total Fund Operating Expenses (after waivers and/or reimbursements)+.................    0.50%         0.75%
                                                                                          -------      ------
                                                                                          -------      ------

______
  *  Reflects voluntary fee waiver for the Global Convertible and Global
     Debt Funds. Absent such voluntary waiver, the ratio of advisory fee to average net assets would be 0.80% for the Global Debt Fund and 0.90% for the Global Convertible Fund. "Advisory Fee" for the Total Return Fund assumes that all the Fund's assets are invested in portfolio securities rather than in the other Funds of the Company.

 ** The Advisor class of each Fund is authorized to spend up to 0.25% of its net assets annually in accordance with a Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of shares. The amounts set forth in the table above reflect the current waiver by the Distributor of its right to seek reimbursement under the Plan of Distribution. Such waiver may be terminated at any time. See "Management-Distributor".



*** The Total Return, Global Debt and Global Convertible Funds have not yet commenced investment operations as of the date of this Prospectus. The amount set forth for "Other Expenses" for these Funds is therefore based on estimates. "Other Expenses" for each of the Funds reflect current waivers of administration fees and/or reimbursements by the Adviser of certain expenses. For all Funds except the High Yield, Emerging Markets and Latin America Equity Funds the waiver of administration fees and/or reimbursement of expenses by the Adviser will occur to the extent necessary to maintain "Total Fund Operating Expenses" for each Fund at the level set forth above through at least December 31, 1998. Such waivers may be terminated at any time. "Other Expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges. Absent the aforementioned waivers and reimbursements, the ratio of "Other Expenses" to average net assets would be (i) 0.23% and 0.48% for the Select Shares and Advisor Shares, respectively, of the High Yield Fund, (ii) 0.47% and 0.72% for the Select Shares and Advisor Shares, respectively, of the Emerging Markets Fund,
     (iii) 0.68% and 0.93% for the Select Shares and Advisor Shares, respectively, of the Latin America Equity Fund, (iv) 1.45% and 1.70% for the Select Shares and Advisor Shares, respectively, of the Total Return Fund, (v) 2.05% and 2.30% for the Select Shares and Advisor Shares, respectively, of the Global Debt Fund, (vi) 2.05% and 2.30% for the Select Shares and Advisor Shares, respectively, of the Global Convertible Fund,
     (vii) 4.09% and 4.34% for the Select Shares and Advisor Shares, respectively, of the U.S. Government Securities Fund, (viii) 1.00% and 1.25% for the Select Shares and Advisor Shares, respectively, of the Mortgage Securities Fund, (ix) 2.77% and 3.02% for the Select Shares and Advisor Shares, respectively, of the California Municipal Fund, (x) 0.55% and 0.80% for the Select Shares and Advisor Shares, respectively, of the New York Municipal Fund and (xi) 7.08% and 7.33% for the Select Shares and Advisor Shares, respectively, of the National Municipal Fund.


   + Absent the voluntary waivers referred to above, the ratio of "Total Fund
     Operating Expenses" to average net assets would be (i) 0.95% and 1.45% for the Select Shares and Advisor Shares, respectively, of the High Yield Fund, (ii) 1.37% and 1.87% for the Select Shares and Advisor Shares, respectively, of the Emerging Markets Fund, (iii) 1.68% and 2.18% for the Select Shares and Advisor Shares, respectively, of the Latin America Equity Fund, (iv) 1.95% and 2.45% for the Select Shares and Advisor Shares, respectively, of the Total Return Fund, (v) 2.85% and 3.35% for the Select Shares and Advisor Shares, respectively, of the Global Debt Fund, (vi) 2.95% and 3.45% for the Select Shares and Advisor Shares, respectively, of the Global Convertible Fund, (vii) 4.44% and 4.94% for the Select Shares and Advisor Shares, respectively, of the U.S. Government Securities Fund, (viii) 1.35% and 1.85% for the Select Shares and Advisor Shares, respectively, of the Mortgage Securities Fund, (ix) 3.12% and 3.62% for the Select Shares and Advisor Shares, respectively, of the California Municipal Fund, (x) 0.90% and 1.40% for the Select Shares and Advisor Shares, respectively, of the New York Municipal Fund and
     (xi) 7.43% and 7.93% for the Select Shares and Advisor Shares, respectively, of the National Municipal Fund.

For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and "Management" and "Distributor" in the Statement of Additional Information.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                      HIGH                 EMERGING           LATIN AMERICA
                   YIELD FUND            MARKETS FUND          EQUITY FUND
                   ----------            ------------         -------------
               SELECT     ADVISOR    SELECT     ADVISOR    SELECT     ADVISOR
               SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
               ------     -------    ------     -------    ------     -------
1 year......      $9         $11        $13        $16        $16        $19
3 years.....     $28         $36        $41        $49        $50        $58
5 years.....     $48         $62        $71        $84        $87       $100
10 years....    $107        $136       $156       $183       $190       $217


                TOTAL RETURN          GLOBAL DEBT          GLOBAL CONVERTIBLE
                    FUND                  FUND                    FUND
               -------------          ------------       -------------------
             SELECT     ADVISOR    SELECT     ADVISOR     SELECT     ADVISOR
             SHARES     SHARES     SHARES     SHARES      SHARES     SHARES
             ------     -------    ------    --------     ------     --------

1 year......    $7         $9       $13         $16          $15         $18
3 years.....    $21       $29       $41         $49          $47         $55
5 years.....   ----       ----      ----        ----        ----        ----
10 years....   ----       ----      ----        ----        ----        ----



                U.S. GOVERNMENT        MORTGAGE SECURITIES     CALIFORNIA MUNICIPAL
                SECURITIES FUND               FUND                    FUND
               -----------------       -------------------     -------------------
             SELECT       ADVISOR     SELECT       ADVISOR     SELECT       ADVISOR
             SHARES       SHARES      SHARES       SHARES      SHARES       SHARES
             ------       -------     ------       --------    ------       --------
1 year......   $5            $8          $5           $8          $5           $8
3 years.....  $16           $24         $16          $24         $16          $24
5 years.....  $28           $42         $28          $42         $28          $42
10 years....  $63           $93         $63          $93         $63          $93

               NEW YORK MUNICIPAL       NATIONAL MUNICIPAL
                      FUND                    FUND

               -----------------       -------------------
             SELECT       ADVISOR     SELECT       ADVISOR
             SHARES       SHARES      SHARES       SHARES
             ------       -------     ------       --------
1 year......   $5           $8          $5           $8
3 years.....  $16          $24         $16          $24
5 years.....  $28          $42         $28          $42
10 years....  $63          $93         $63          $93


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND RATE OF RETURN, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, each Fund's actual performance will vary and may result in actual returns that are greater or less than 5%. The foregoing table has not been audited by the Funds' independent accountants.

Long-term shareholders in mutual funds with Rule 12b-1 fees may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

                             FINANCIAL HIGHLIGHTS


     The table below sets forth per-share data for a share of capital stock outstanding of the Funds and other selected information for the years ended December 31, 1997, 1996 and 1995 and the period from commencement of investment operations to December 31, 1994. The information presented below has been audited by Price Waterhouse LLP, the Company's independent accountants, whose unqualified opinion thereon is included in the Company's Annual Report, which is available upon request and without charge. The information below should be read in conjunction with the financial statements and the related notes thereto, which are also contained in the Annual Report. Financial highlights for the Advisor Shares of Funds other than High Yield and Latin America Equity Funds are not presented since no such shares were outstanding during the periods presented. As of December 31, 1997, the Total Return, Global Debt and Global Convertible Funds had not yet commenced investment operations. Therefore, financial highlights are not shown for these Funds.



                                                                                     HIGH YIELD FUND
                                                    --------------------------------------------------------------------------------
                                                                            SELECT SHARES                             ADVISOR SHARES
                                                    --------------------------------------------------------------    --------------
                                                      FOR THE          FOR THE         FOR THE          FOR THE          FOR THE
                                                     YEAR ENDED       YEAR ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
                                                    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                        1997             1996            1995            1994*            1997*
                                                        ----             ----            ----            -----            -----
SELECTED PER-SHARE DATA:
Net Asset Value, Beginning of Period............        $10.15          $9.92           $9.25             $10.00         $10.37
                                                        ------         ------           -----             ------         ------
Income (loss) from investment operations
  Net investment income.........................          0.87           0.89            0.90               0.72           0.32
  Net realized and unrealized gains (losses)....          0.31           0.29            0.67             (0.75)           0.09
                                                        ------         ------           -----             ------         ------
    Total from investment operations............          1.18           1.18            1.57             (0.03)           0.41
                                                        ------         ------           -----             ------         ------
Less dividends and distributions
  Dividends (from net investment income)........        (0.87)         (0.89)          (0.89)             (0.72)         (0.32)
  Distributions (from realized gains)...........        (0.12)         (0.06)          (0.01)                 --         (0.12)
                                                        ------         ------           -----             ------         ------
    Total dividends and distributions...........        (0.99)         (0.95)          (0.90)             (0.72)         (0.44)
                                                        ------         ------           -----             ------         ------
Net Asset Value, End of Period..................        $10.34         $10.15           $9.92              $9.25         $10.34
                                                        ------         ------           -----             ------         ------
                                                        ------         ------           -----             ------         ------
Total Return+...................................        12.09%         12.46%          17.72%         (0.27)%(b)       3.39%(b)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)......    $1,346,553       $851,720        $479,090           $222,317            $15
  Ratio of Expenses to Average Net Assets(c)....         0.87%          0.98%           1.05%           1.14%(a)       1.03%(a)
  Ratio of Net Income to Average Net Assets.....         8.46%          8.86%           9.38%           8.97%(a)       7.87%(a)
  Portfolio Turnover Rate.......................           47%            41%             34%                42%            47%


------------
* The High Yield Fund commenced operations on March 2, 1994. Sales of Advisor Shares began on August 14, 1997.
+ Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(a) Annualized.
(b) Not annualized.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.


                                                                         EMERGING MARKETS FUND
                                                    --------------------------------------------------------------
                                                                            SELECT SHARES*
                                                    --------------------------------------------------------------
                                                      FOR THE          FOR THE         FOR THE          FOR THE
                                                     YEAR ENDED       YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                        1997             1996            1995            1994*
                                                        ----             ----            ----            -----
SELECTED PER-SHARE DATA:
Net Asset Value, Beginning of Period............        $11.03            $9.91          $8.84            $10.00
                                                        ------           ------         ------            ------
Income (loss) from investment operations
  Net investment income.........................          1.15             1.00           0.90              0.81
  Net realized and unrealized gains (losses)....            --             1.55           1.07            (1.16)
                                                        ------           ------         ------            ------
    Total from investment operations............          1.15             2.55           1.97            (0.35)
                                                        ------           ------         ------            ------
Less dividends and distributions
  Dividends (from net investment income)........        (1.15)           (1.00)         (0.60)            (0.81)
  Excess of net investment income...............        (0.04)               --             --                --
  Distributions (from realized gains)...........        (0.53)           (0.43)             --                --
  Return of Capital.............................            --               --         (0.30)                --
                                                        ------           ------         ------            ------
    Total dividends and distributions...........        (1.72)           (1.43)         (0.90)            (0.81)
                                                        ------           ------         ------            ------
Net Asset Value, End of Period..................        $10.46           $11.03          $9.91             $8.84
                                                        ------           ------         ------            ------
                                                        ------           ------         ------            ------
Total Return+...................................        10.67%           26.56%         23.38%        (3.82)%(b)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)......      $210,777         $116,144        $49,250           $28,117
  Ratio of Expenses to Average Net Assets(c)....         1.29%            1.16%          1.50%          1.50%(a)
  Ratio of Net Income to Average Net Assets.....         9.49%            9.62%          9.97%         10.39%(a)
  Portfolio Turnover Rate.......................          179%             136%            60%               47%



                                                                LATIN AMERICA EQUITY FUND
                                                    ------------------------------------------------
                                                            SELECT SHARES             ADVISOR SHARES
                                                    -----------------------------     --------------
                                                      FOR THE          FOR THE           FOR THE
                                                     YEAR ENDED      PERIOD ENDED      PERIOD ENDED
                                                    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                        1997            1996*             1997*
                                                        ----            -----             -----
SELECTED PER-SHARE DATA:
Net Asset Value, Beginning of Period..............     $11.66            $10.00             $15.11
                                                       ------            ------             ------
Income (loss) from investment operations
  Net investment income (losses)..................       0.09              0.20             (0.21)
  Net realized and unrealized gains (losses)......       2.74              2.11             (0.50)
                                                       ------            ------             ------
    Total from investment operations..............       2.83              2.31             (0.71)
                                                       ------            ------             ------
Less dividends and distributions
  Dividends (from net investment income)..........     (0.09)            (0.20)             (0.01)
  Excess of net investment income.................     (0.02)                --                 --
  Distributions (from realized gains).............     (0.25)            (0.45)             (0.25)
                                                       ------            ------             ------
    Total dividends and distributions.............     (0.36)            (0.65)             (0.26)
                                                       ------            ------             ------
Net Asset Value, End of Period....................     $14.13            $11.66             $14.14
                                                       ------            ------             ------
                                                       ------            ------             ------
Total Return+.....................................     24.22%         23.36%(b)        (4.64%)%(b)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)........    $55,034           $13,308                $18
  Ratio of Expenses to Average Net Assets(c)......      1.60%          2.00%(a)           1.73%(a)
  Ratio of Net Income to Average Net Assets.......      0.26%          1.97%(a)         (0.73)%(a)
  Portfolio Turnover Rate.........................        98%              133%                98%
  Average Commission Rate Paid....................    $0.0185            $0.026            $0.0185


------------
* The Emerging Markets Fund and Latin America Equity Fund commenced operations on March 8, 1994 and February 13, 1996, respectively. As of December 31, 1997, there were no Advisor Shares for the Emerging Markets Fund outstanding. Sales of Advisor Shares for the Latin America Equity Fund began on June 23, 1997.
+ Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(a) Annualized.
(b) Not annualized.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.


                                                                      NEW YORK                           CALIFORNIA
                                                                   MUNICIPAL FUND                      MUNICIPAL FUND
                                                    ---------------------------------------------      --------------
                                                                   SELECT SHARES*                      SELECT SHARES*
                                                    ---------------------------------------------      --------------
                                                      FOR THE          FOR THE         FOR THE            FOR THE
                                                     YEAR ENDED       YEAR ENDED     PERIOD ENDED       PERIOD ENDED
                                                    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
                                                        1997             1996           1995*              1997*
                                                        ----             ----           -----              -----
SELECTED PER-SHARE DATA:
Net Asset Value, Beginning of Period..............     $10.40           $10.47           $10.00            $10.00
                                                       ------           ------           ------            ------
Income (loss) from investment operations
  Net investment income...........................       0.46             0.44             0.33              0.33
  Net realized and unrealized gains (losses)......       0.34           (0.06)             0.47              0.38
                                                       ------           ------           ------            ------
    Total from investment operations..............       0.80             0.38             0.80              0.71
                                                       ------           ------           ------            ------
Less dividends and distributions
  Dividends (from net investment income)..........     (0.46)           (0.44)           (0.32)            (0.33)
  Distributions (from realized gains).............     (0.05)           (0.01)           (0.01)            (0.01)
                                                       ------           ------           ------            ------
    Total dividends and distributions.............     (0.51)           (0.45)           (0.33)            (0.34)
                                                       ------           ------           ------            ------
Net Asset Value, End of Period....................     $10.69           $10.40           $10.47            $10.37
                                                       ------           ------           ------            ------
                                                       ------           ------           ------            ------
Total Return+.....................................      7.84%            3.72%         8.13%(b)          7.14%(b)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)........    $42,046          $20,158          $12,516            $4,792
  Ratio of Expenses to Average Net Assets(c)......      0.50%            0.55%         0.54%(a)          0.50%(a)
  Ratio of Net Income to Average Net Assets.......      4.22%            4.28%         4.20%(a)          4.15%(a)
  Portfolio Turnover Rate.........................       144%              33%              35%               41%



                                                       NATIONAL        U.S. GOVERNMENT        MORTGAGE
                                                    MUNICIPAL FUND     SECURITIES FUND     SECURITIES FUND
                                                    --------------     ---------------     ---------------
                                                    SELECT SHARES*     SELECT SHARES*      SELECT SHARES*
                                                    --------------     ---------------     ---------------
                                                       FOR THE            FOR THE             FOR THE
                                                     PERIOD ENDED       PERIOD ENDED        PERIOD ENDED
                                                     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                        1997*              1997*               1997*
                                                        -----              -----               -----
SELECTED PER-SHARE DATA:
Net Asset Value, Beginning of Period..............       $10.00             $10.00             $10.00
                                                         ------             ------             ------
Income (loss) from investment operations
  Net investment income...........................         0.08               0.27               0.29
  Net realized and unrealized gains (losses)......         0.19               0.19               0.22
                                                         ------             ------             ------
    Total from investment operations..............         0.27               0.46               0.51
                                                         ------             ------             ------
Less dividends and distributions
  Dividends (from net investment income)..........       (0.08)             (0.27)             (0.29)
  Excess of net investment income.................           --             (0.01)             (0.01)
  Distributions (from realized gains).............           --             (0.01)             (0.04)
                                                         ------             ------             ------
    Total dividends and distributions.............       (0.08)             (0.29)             (0.34)
                                                         ------             ------             ------
Net Asset Value, End of Period....................       $10.19             $10.17             $10.17
                                                         ------             ------             ------
                                                         ------             ------             ------
Total Return+.....................................     2.70%(b)           4.71%(b)           5.10%(b)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)........       $2,805             $3,955            $17,037
  Ratio of Expenses to Average Net Assets(c)......     0.50%(a)           0.50%(a)           0.50%(a)
  Ratio of Net Income to Average Net Assets.......     3.95%(a)           5.32%(a)           5.77%(a)
  Portfolio Turnover Rate.........................          46%               153%                81%


* The New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and Mortgage Securities Fund commenced operations on April 3, 1995, April 2, 1997, October 20, 1997, July 1, 1997 and July 1, 1997, respectively. As of December 31, 1997, there were no Advisor Shares outstanding for such Funds.
+ Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(a) Annualized.
(b) Not annualized.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Funds are set forth below. The investment objective of each Fund is fundamental and may not be changed without the affirmative vote of a majority of its outstanding shares. Of course, there can be no assurance that these objectives will be achieved.

OFFITBANK HIGH YIELD FUND

     The High Yield Fund's primary investment objective is high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment. In addition, the Fund seeks to invest in debt securities which are (i) "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk, (ii) judged by the Adviser to be more creditworthy than generally perceived in the marketplace, or (iii) issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. The Fund seeks capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgment of the Adviser, to be improving. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

     Securities offering the high yield and appreciation potential characteristics that the High Yield Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Adviser attempts to identify securities the underlying fundamentals of which are improving or are sufficiently strong to sustain the issuer. The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization or may be in default or arrears.

     Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunity for capital appreciation. In selecting a security for investment by the High Yield Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity, (ii) the balance sheet and capital structure of the issuer,
(iii) the market price of the security relative to its face value, (iv) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Duff & Phelps Credit Rating Co. ("D&P"), (v) the variety of issuers and industries represented in the Fund's portfolio, and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser is free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

     The High Yield Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer has been operating in its current form for a considerable period of time. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.

     The higher yields sought by the High Yield Fund are generally obtainable from non-investment grade securities (I.E., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing or in default when purchased. See "Special Risk Considerations-High Yield, High Risk Debt Securities".

     Although the High Yield Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the High Yield Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the High Yield Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the High Yield Fund will not be exempt from federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest, or principal.

OFFITBANK EMERGING MARKETS FUND

     The investment objective of the Emerging Markets Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will be invested in at least three different countries. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country, in order to take advantage of what the Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. The Fund's investments may be denominated in any currency, including U.S. dollars. See "Limiting Investment Risks".

     The Emerging Markets Fund is actively managed to seek to achieve competitive U.S. dollar total investment return while reducing relative volatility. The Fund attempts to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.

     An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security (a) of an issuer organized or with more than 50% of its business activities in such emerging market country, (b) denominated in such country's currency or with a primary trading market in such emerging market country, (c) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country, or (d) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Special Risk Considerations-Securities of Non-U.S. Issuers" and "-High Yield, High Risk Debt Securities".

     Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunities for capital appreciation. In selecting particular debt instruments for the Emerging Markets Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (I.E., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing securities or securities in default when purchased. See "Special Risk Considerations-High Yield, High Risk Debt Securities".

     The Emerging Markets Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities deriving from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depositary Receipts, European Depositary Receipts and interests in investment companies.

OFFITBANK LATIN AMERICA EQUITY FUND

     The Latin America Equity Fund's investment objective is capital appreciation. Current income is a secondary objective. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of Latin American issuers, as defined below. Up to 20% of the Fund's total assets may be invested in debt securities (including convertible debt securities) of Latin America issuers.

     The Latin America Equity Fund is actively managed to seek to benefit from investment opportunities deriving from long-term improving economic and political conditions and other positive trends and developments in Latin American countries. The Fund's equity strategy is "top down" oriented seeking to invest in those countries that offer the best economic growth perspectives. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes.
The Adviser believes that the continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in Latin American countries.

     For purposes of this Prospectus, Latin American issuers are: (i) companies organized under the laws of a Latin American country; (ii) companies whose securities are principally traded in Latin American countries; (iii) subsidiaries of companies described in clause (i) or (ii) above that issue debt securities guaranteed by, or securities payable with (or convertible into) the stock of, companies described in clause (i) or
(ii); (iv) companies that derive at least 50% of their revenues from either goods produced or services performed in Latin America or sales made in Latin America; and (v) the government of any Latin American country and its agencies and instrumentalities and any public sector entity fully or partly owned by any such government, agency or instrumentality. For purposes of this Prospectus, "Latin America" currently consists of the countries of Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

     The Latin America Equity Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country.

     The governments of some Latin American countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations").
The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. The ability of foreign persons, such as the Fund, to participate in privatizations in certain Latin American countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

     In selecting equity investments for the Fund, the Adviser seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Adviser will utilize internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Adviser will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

     Up to 20% of the total assets of the Fund may be invested at any one time in debt securities of Latin American issuers. In selecting particular debt securities for the Fund, the Adviser intends to consider the same factors as for the Emerging Markets Fund. All or a substantial amount of the debt securities in which the Fund may invest will be high yield, high risk debt securities which are unrated and comparable in quality to debt securities rated below investment grade (i.e., rated BB or lower by S&P and D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of such investments may be non-performing securities or securities in default when purchased.
See "Special Risk Considerations-High Yield, High Risk Debt Securities".

OFFITBANK TOTAL RETURN FUND

     The investment objective of the Total Return Fund is to maximize total return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving the Adviser broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to the achievement of the Fund's objective. At any point in time, the Adviser will deploy the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government Securities (as described below for the U.S. Government Securities Fund), foreign sovereign and supranational debt obligations, including obligations of emerging market and developing countries, and debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities. To provide the Adviser with flexibility in managing the Fund's assets, the Fund may invest directly in the securities in these market segments or indirectly through investing in the other Funds of the Company.

     In evaluating proposed investments, the Adviser will seek to maximize the total return on the Fund's portfolio in terms of U.S. dollars. In this regard, the Adviser will consider factors that relate both to various securities markets and to specific securities traded in those markets. Portfolio holdings will be concentrated from time to time in areas of the fixed income markets which the Adviser believes to be relatively undervalued. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, economic and political factors.

     The "total return" sought by the Fund will consist of interest from underlying securities, capital appreciation reflected in increases in the value of portfolio securities or from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Under normal market conditions, the Fund will invest its assets in a variety of markets and instruments, including U.S. Government Securities, investment grade fixed income securities (including asset-backed and mortgage-backed securities), high yield securities, international fixed income securities including corporate and sovereign debt instruments of developed and emerging market issuers, convertible securities, loan participations and assignments, certificates of deposit and cash equivalents.

     The Total Return Fund may invest in any country where the Adviser sees potential investment opportunities, and the percentage of the Fund's assets in any particular country and currency, including U.S. dollars, will vary. In making foreign fixed income investments, the Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

     The Fund may invest without limit in any of the securities in which it is authorized to invest, including in lower quality and unrated fixed income securities of the type described above for the High Yield Fund. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P, and "Special Risk Considerations-High Yield, High Risk Debt Securities" below. The Fund may also invest without limit in corporate and sovereign debt instruments of the type described above for the Emerging Markets Fund, which involve special risks. See "Special Risk Considerations."

OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND

     The Global Debt Fund's investment objective is to achieve a competitive fixed income total investment return combining capital appreciation and current income. The Global Debt Fund will invest in an actively managed portfolio consisting primarily of investment grade debt securities issued by issuers located anywhere in the world, including the United States and denominated in any currency, including U.S. dollars. Under normal circumstances, at least 75% of the Fund's total assets will be invested in investment grade debt securities, or if unrated, of comparable quality in the judgment of the Adviser. Up to 25% of the Fund's total assets may be invested in debt securities rated below investment grade, or if unrated, of comparable quality in the judgment of the Adviser. Debt securities rated below investment grade are high yield, high risk securities and may include non-performing securities or securities in default. The asset mix will be selected to take advantage of inter- and intra-market yield spreads, market sector opportunities, and potential currency appreciation consistent with the Fund's total investment return objective. See "Limiting Investment Risks".

     The Global Debt Fund intends to invest in a wide range of debt securities including, but not limited to, bonds, convertible securities, debentures, notes, commercial paper, mortgage-backed securities, asset-backed securities, loan participations and assignments, certificates of deposit and cash equivalents. The issuers of such securities may be corporations, supranational agencies, or governments, including their political subdivisions, agencies, or instrumentalities. The percentage of the Fund's total assets in any particular currency, including the U.S. dollar, will vary depending upon the economics of the respective countries, trade flows, capital market trends, yield spreads and political risks, among other factors.

     Although the Global Debt Fund is not limited to any region, country or currency, the Adviser currently expects to invest the Fund's assets primarily within the major markets of Europe, Asia, Australia, Canada, Latin America and the United States, and in securities denominated in the currencies of those countries or regions or denominated in multinational currency units such as the European Currency Unit. Under normal circumstances, the Fund will be invested in at least three different countries, one of which may be the United States. Subject to the requirement that the Fund may not invest 25% or more of its total assets in obligations issued by the government of any one country, its agencies or instrumentalities (other than the United States), there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country. The Fund's investments may be denominated in any currency, including U.S. dollars. Under normal circumstances, the Fund will invest at least 65% of its total assets in non-U.S. dollar-denominated securities. The Fund also may invest up to 15% of its total assets in sovereign and corporate debt securities of emerging market countries that are rated below investment grade or if unrated, of comparable quality in the judgment of the Adviser.

     The following factors, among others, will be considered by the Adviser in selecting portfolio securities for the Global Debt Fund: (i) the quality of the debt securities and specifically, whether such securities are rated at least BBB by S&P or D&P, or Baa by Moody's, or if unrated, are of comparable quality as determined by the Adviser; (ii) the yield relative to other debt securities of comparable quality and maturity in the same currency; (iii) the likelihood, in the opinion of the Adviser, that the currencies in which the debt securities are payable will strengthen against other currencies in the intermediate term, taking into account the yield and price of such securities in each particular currency; (iv) the diversification of the portfolio, taking into account the availability in the market of securities of international issuers which meet the Fund's quality, rating, yield and price criteria; and (v) whether any foreign withholding taxes are applicable with respect to the securities. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. The Adviser will be free to invest in debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

     The Global Debt Fund will purchase securities denominated in the currency of countries where the Adviser believes that the interest rate environment, as well as the general economic climate, provide investment opportunities consistent with the Fund's total investment return objective. Investments are evaluated primarily on the strength of the issuer, the relevant currency and the interest rate climate of the particular country. Currency is judged on the basis of fundamental economic criteria (e.g., inflation levels and trends, growth rate forecasts, balance of payment status and economic policies) as well as technical and political data. In addition, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

OFFITBANK GLOBAL CONVERTIBLE FUND

     The investment objective of the Global Convertible Fund is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an international portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% in synthetic convertible securities. All or a portion of the Fund's total assets may be invested in below investment grade debt securities. Under normal circumstances, the Fund will be invested in at least three different countries, one of which may be the United States. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country. The Fund's investments may be denominated in any currency, including U.S. dollars.

     In evaluating proposed investments the Adviser will seek to maximize the total return on the Fund's portfolio in terms of U.S. dollars. In this regard, the Adviser will consider factors that relate both to various securities markets and to specific securities traded in those markets. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. In analyzing convertible securities, the Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. There can be no assurance that the Fund will achieve its investment objective.

     The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities of the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. See "Special Risk Considerations-Convertible Securities" below for additional information concerning traditional convertible securities and synthetic convertible securities eligible for purchase by the Fund.

     The Adviser believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risk of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     Although the Global Convertible Fund may invest in securities denominated in any currency that are convertible into common stocks of companies located throughout the world, it is expected that a majority of its assets will be invested in securities denominated in U.S. dollars, or currencies of Pacific Basin or Western European countries and convertible into equity securities of United States, Pacific Basin or Western European corporations. To the extent the Fund acquires synthetic convertible securities, it is expected that the debt securities or preferred stock will principally be denominated in U.S. dollars, or Pacific Basin or Western European currencies and the warrants or options will principally be exercisable to purchase equity securities of U.S., Pacific Basin or Western European issuers.

     Under normal circumstances, the Fund may invest up to 20% of its assets in other types of securities, including equity securities and nonconvertible debt securities of U.S. and non-U.S. issuers.

     The Global Convertible Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Special Risk Considerations-High Yield, High Risk Debt Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P.

OFFITBANK U.S. GOVERNMENT SECURITIES FUND

     The U.S. Government Securities Fund's investment objective is to seek current income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities (as defined below). In addition, the Fund may invest up to 20% of its total assets in sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom, and in other fixed income securities as described below. Any Fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

     Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (a) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (b) obligations, including mortgage-backed securities, issued or guaranteed by agencies or instrumentalities of the U.S. Government which are supported by:
(i) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (ii) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (iii) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (iv) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "U.S. Government Securities").

     The agencies and instrumentalities that issue U.S. Government Securities include, among others, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Student Loan Marketing Association and U.S. Maritime Administration.

     Securities issued by the U.S. Government differ with respect to maturity and mode of payment. The modes of payment are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payments. This is referred to as "stripping". The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon bonds." Current federal tax law requires the Fund to accrue as income daily a portion of the original issue discount at which each zero coupon bond was purchased. See "Other Investment Policies-Zero Coupon Securities, Pay-in-Kind Bonds and Discount Obligations."

     At any given time, there is a relationship between the yield of a particular U.S. Government Security and its maturity. This is called the "yield curve". Since U.S. Government Securities are assumed to have relatively low credit risks, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have high yields and the yield curve is said to be "inverted". Even when the yield curve is "normal" (i.e., has a positive slope), the relationship between yield and maturity for some U.S. Government stripped securities is such that yields increase with maturity up to some point, and then after peaking, decline so that the longest maturities are not the highest yielding.

     U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. Any guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the Fund. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

     From time to time, a significant portion of the Fund's assets may be invested in mortgage-related (including mortgage-backed) securities, representing participation interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government. As described below with respect to the Mortgage Securities Fund, mortgaged-backed securities generally provide monthly payments which are, in effect, a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The yield on mortgage-backed securities is based on the prepayment rates experienced over the life of the security, which tend to increase during periods of falling interest rates. The Fund may also invest in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through certificates. Only CMOs issued or guaranteed by agencies or instrumentalities of the U.S. Government will be included for purposes of the Fund's policy of investing 80% of its assets in U.S. Government Securities. For a further description of CMOs, see the Mortgage Securities Fund below.

     The Fund is not limited to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

     The Adviser seeks an enhanced fixed income return through the active management of portfolio duration and sector allocation. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The selection of individual investments reflects the Adviser's view of relative value within and among market sectors. The Adviser manages duration and maturity to take advantage of interest rates and yield curve trends.

     Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated AAA by S&P or D&P, or Aaa by Moody's or will be deemed of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

     The obligations of foreign governmental entities and supranational issuers have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the
Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions, if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

OFFITBANK MORTGAGE SECURITIES FUND

     The investment objective of the Mortgage Securities Fund is to maximize total return from a combination of current income and capital appreciation. The Mortgage Securities Fund seeks to achieve this investment objective by investing at least 80% of the value of its assets in a portfolio of investment grade or comparable mortgage-related securities.

     Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by residential or commercial property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities, CMOs and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities.

     The Fund's primary emphasis will be on mortgage-related securities representing interests in residential property. Residential mortgage-related securities in the U.S. fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     The residential mortgage pass-through securities in which the Fund will invest provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

     The Mortgage Securities Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by residential mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

     Commercial mortgage-related securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. The commercial loans underlying these securities are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or the sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid.

     The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential mortgage-related securities. Many of the risks of investing in commercial mortgage-related securities reflect the risks of investing in real estate securing the underlying mortgage loans. These risks reflect the effect of local and other economic conditions such as real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-related securities may be less liquid and exhibit greater price volatility than other types of mortgage-related securities.

     Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

     The Mortgage Securities Fund may invest in CMOs issued by U.S. entities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FNMA or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass- through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Fund has no present intention to invest in CMO residuals.

     The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payment of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-related securities.

     The Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Fund's applicable restriction on investments in illiquid securities.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

     In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

     Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated investment grade by S&P, Moody's or D&P will be deemed of comparable quality by the Adviser, including: mortgage related securities of issuers in Canada, Denmark, the United Kingdom or other countries which may develop mortgage securities markets in the future; debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

OFFITBANK CALIFORNIA MUNICIPAL FUND, OFFITBANK NEW YORK MUNICIPAL FUND AND OFFITBANK NATIONAL MUNICIPAL FUND (THE "MUNICIPAL FUNDS")

     The California Municipal Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The California Municipal Fund intends to invest, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes ("California Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. California Municipal Securities are securities issued by the State of California and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

     The New York Municipal Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest on which is exempt from New York State, New York City and City of Yonkers personal income taxes ("New York Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. New York Municipal Securities are securities issued by the State of New York and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. "Municipal Securities" as used in this Prospectus shall be used as a general reference to California and New York Municipal Securities.

     The National Municipal Fund's investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes ("Municipal Securities"). Municipal Securities are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. See "Taxes". (Unless specifically referring to California Municipal Securities or New York Municipal Securities (as these terms are defined below), the term "Municipal Securities" shall be used as a general reference to Municipal, California Municipal and New York Municipal Securities.)

     Each such Fund intends that, under normal market conditions, at least 50% of its total assets will be invested in "high quality" securities. For purposes of this Prospectus, high quality securities are those which are rated AA or better by S&P or by Fitch Investors Service, Inc. ("Fitch"), or Aa or better by Moody's or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Furthermore, under normal market conditions, at least 80% of each Fund's total assets will be invested in securities that are rated investment grade or better, or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Therefore, a Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or which are unrated and determined by the Adviser to be of quality comparable to non-investment grade, at the time of investment. A Fund may retain in its portfolio any security whose rating (or quality as determined by the Adviser if such security is unrated) is downgraded after its acquisition by the Fund if the Adviser considers the retention of such security advisable. At no time, however, will more than 35% of a Fund's net assets consist of securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of principal and interest, than higher rated securities. See "Special Risk Considerations-High Yield, High Risk Debt Securities".

     Investment grade ratings in the case of municipal bonds are the four highest rating categories assigned by Moody's, S&P or Fitch, or determined by the Adviser to be of comparable quality. The four highest rating categories currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest rating categories assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". A more complete description of the debt security ratings categories assigned by Moody's, S&P and Fitch is included in Appendix A to this Prospectus.

     Although municipal obligations rated in the fourth highest rating category by Moody's (I.E., "Baa") or S&P or Fitch (I.E., "BBB") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated "Baa" by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated "BBB" by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest. Obligations rated BBB by Fitch are deemed to be subject to an increased likelihood that their rating will fall below investment grade than higher rated bonds.

     Each such Fund's dollar-weighted average maturity is not expected to exceed ten years. Each Fund seeks to increase income and preserve or enhance total return by actively managing the average Fund maturity in light of market conditions and trends. Length of maturity influences sensitivity to interest rate changes, with the value of longer-maturity securities being generally more volatile than that of shorter-term securities. A Fund also may seek to hedge all or part of its assets against changes in securities prices by buying or selling interest rate futures contracts and options. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

     MUNICIPAL SECURITIES. Municipal Securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of Municipal Securities that may be held by each such Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Funds will not be restricted with respect to the proportion of their assets that may be invested in private activity obligations. Accordingly, the Funds may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     The types of Municipal Securities in which each such Fund may invest include the following:

          MUNICIPAL BONDS. Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (E.G., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Funds. Municipal bonds that may be purchased by the Funds include, but are not limited to:

                    MORAL OBLIGATION SECURITIES. Moral obligation securities are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created that issuer.

                    PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

                    INSURED BONDS. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

                    RESOURCE RECOVERY BONDS. Resource recovery bonds may be general obligations of the issuing municipality or supported by project revenues or corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

          MUNICIPAL NOTES. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. Municipal notes that may be purchased by the Funds include, but are not limited to:

                    TAX ANTICIPATION NOTES. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

                    BOND ANTICIPATION NOTES. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to retire its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

                    REVENUE ANTICIPATION NOTES. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

                    TANs, BANs and RANs may be general obligations of the issuer.

          FLOATING OR VARIABLE RATE OBLIGATIONS. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the interest rate thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

          CUSTODIAL RECEIPTS OR CERTIFICATES. Custodial receipts or certificates are undivided interests in underlying securities issued by a bank, insurance company or other financial institution which possesses such underlying securities. The issuer of the custodial receipts or certificates typically deposits the underlying securities in an irrevocable trust or custodial account with a custodian bank. The Funds may purchase participation certificates that represent interests in obligations that may otherwise be purchased by the Funds. A Fund's undivided interest in the underlying obligations is the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates, sometimes called tender option bonds, may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

          MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Municipal lease obligations do not constitute general obligations of the issuer and the interest on a municipal lease obligation may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and loss to the Funds. Disposition of the property in the event of foreclosure may prove difficult. The Funds may purchase unrated municipal lease obligations. In such case, the Company's Board of Directors will be responsible for determining the credit quality of such leases on an ongoing basis, including the assessment of the likelihood that the lease will not be canceled. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

          VARIABLE RATE AUCTION SECURITIES AND INVERSE FLOATERS. Variable rate auction securities and inverse floaters are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

          MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper that may be purchased by the Funds includes short-term obligations of a state, regional or local governmental entity. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, which may be unsecured, may be backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

     From time to time, each such Fund may invest 25% or more of its assets in any obligations whose debt service is paid from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, a Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

     In California, municipal bonds may also be secured by property taxes in specially created districts (Mello-Roos bonds or Special Assessment bonds), tax allocations based on increased property tax assessments over a specified period, frequently for redevelopment projects, or specified redevelopment area sales tax allocations.


     Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by a single state (I.E., California and New York, respectively) and such state's counties, municipalities and other public authorities and their agencies and instrumentalities and their various political subdivisions, they are more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Special Risk Considerations-Municipal Securities" in this Prospectus, and "Appendix A:
Special Factors Affecting the California Municipal Fund" and "Appendix B:
Special Factors Affecting the New York Municipal Fund" in the Statement of Additional Information for further information.


     OTHER PERMITTED INVESTMENTS. Each such Fund may invest up to 35% of its assets in taxable obligations, including taxable high-quality short-term money market instruments in the following circumstances: (a) when, in the opinion of the Adviser, the inclusion of taxable securities will enhance the expected after-tax return of a Fund; (b) pending investment of the proceeds of sales of shares of a Fund or sales of portfolio securities; (c) pending settlement of purchases of portfolio securities; or (d) to maintain liquidity for the purpose of meeting anticipated redemptions or exchanges.

     Each Fund may invest in the following taxable high-quality short-term money market instruments: (i) obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"); (ii) commercial paper of issuers rated, at the time of purchase, "A-1" by S&P, "P-1" by Moody's, or "F-1" or better by Fitch or which if unrated, in the opinion of the Adviser, are of comparable quality; (iii) certificates of deposit, bankers' acceptances or time deposits of any bank whose long-term debt obligations have been rated "AAA" by S&P or "Aaa" by Moody's; and (iv) repurchase agreements with respect to such obligations.

     In addition, the California Municipal and New York Municipal Funds may, during seasonal variations or other shortages in the supply of suitable California Municipal Securities or New York Municipal Securities, as the case may be, invest more than 35% of its total assets in Municipal Securities issued by other states, their agencies or instrumentalities the interest on which is exempt from federal income tax, but not California or New York State and local personal income taxes, as the case may be, if, in the opinion of the Adviser, adverse conditions prevail in the market for California Municipal Securities or New York Municipal Securities (including conditions under which such obligations are unavailable for investment).

     To the extent that either Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other defensive purposes, its investment objective may not be achieved.

                        OTHER INVESTMENT POLICIES

GENERAL

     The Funds may utilize many of the same investment techniques and certain Funds may invest in similar securities. Investors should note, however, that the Funds will invest their assets in accordance with their respective investment objectives and policies described above. Accordingly, the Adviser expects that each Fund's investment portfolio will be distinct.

FOREIGN SECURITIES

     Each of the Funds (other than the Municipal Funds) may invest in securities of foreign issuers. Such investments may be denominated in foreign currencies. Thus, a Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations-Securities of Non-U.S. Issuers".

STRUCTURED PRODUCTS

     Each Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument.

Because certain structured products of the type in which the Funds anticipate they will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of each Fund's assets that may be used for borrowing and other leveraging activities.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities".

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

     Each of the Funds (other than the U.S. Government Securities, the Mortgage Securities and the Municipal Funds) may invest in American Depository Receipts ("ADRs") or other similar types of depository receipts or other similar securities, such as American Depository Shares, European Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, a Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that a Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

CONVERTIBLE SECURITIES

     The High Yield, Emerging Markets, Latin America Equity, Total Return and Global Debt Funds may, and the Global Convertible Fund will, invest in convertible securities. The convertible securities that may be held by a Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities,
(2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

     The High Yield, Emerging Markets, Latin America Equity, Total Return and Global Debt Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, such Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Each Fund (other than the U.S. Government Securities, Mortgage Securities and the Municipal Funds) may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

MORTGAGE-RELATED SECURITIES

     The Mortgage Securities Fund will invest substantially all of its assets, and each of the other Funds may invest from time to time in mortgage-related securities, consistent with its respective investment objectives and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as collateralized mortgage obligations and stripped mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various government, government-related and private organizations.

     The Adviser expects that government, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with each Fund's investment objectives and policies, consider making investments in such new types of securities.

ASSET-BACKED SECURITIES

     Each Fund may invest in asset-backed securities in accordance with its respective investment objectives and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for a Fund.

     Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Additional Information on Portfolio Instruments-Asset-Backed Securities" in the Statement of Additional Information. The Funds will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Funds' limitation on investment in illiquid securities.

LOANS OF PORTFOLIO SECURITIES

     Each Fund may lend its portfolio securities consistent with its investment policies. Each Fund may lend portfolio securities in an amount up to 30% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Such loans will be against collateral, consisting of cash or securities which is equal at all times to at least 100% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. The voting rights, if any, associated with the loaned portfolio securities may pass to the borrower with the lending of the securities. The Fund's Directors or the Adviser will be obligated to call loans to vote proxies or otherwise obtain rights to vote or consent if a material event affecting such investment is to occur.

REPURCHASE AGREEMENTS

     Each Fund may purchase instruments from financial institutions, such as banks and U.S. broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Each Fund (other than the Municipal Funds) may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, if it enters into a contract for purposes of transaction hedges, position hedges or cross-hedges. Each Fund's custodian will place cash not available for investment or other liquid assets in a separate account having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the assets placed in a separate account declines, additional assets will be placed in the account on a daily basis so that the value of the account will equal the amount of such Fund's commitments with respect to such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired. See Appendix B to this Prospectus and "Additional Information on Portfolio Instruments" in the Statement of Additional Information.

BRADY BONDS

     Each Fund (other than the U.S. Government Securities, the Mortgage Securities and the Municipal Funds) may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

     Each such Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

SHORT SALES

     Each Fund may make short sales of securities "against the box". A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box", at the time of sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

BORROWING

     The Latin America Equity, Total Return, Global Debt and the Municipal Funds are each authorized to borrow money from banks (denominated in any currency for the Latin America Equity Fund) in an amount up to 25% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. These Funds will borrow for investment purposes only when the Adviser believes that such borrowings will benefit the applicable Fund, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.

     Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing creates the opportunity for increased net income and appreciation but, at the same time, involves special risk considerations. For example, leveraging will exaggerate changes in the net asset value of the applicable Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in net asset value may be greater in degree than if leverage was not employed.

     If the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

     The Latin America Equity, Total Return, Global Debt and the Municipal Funds may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the applicable Fund's total assets (including the amount borrowed). The High Yield, Emerging Markets, Global

Convertible, U.S. Government Securities and Mortgage Securities Funds borrowing will not exceed 20% of their respective total assets and is permitted only for temporary or emergency purposes.

WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow such Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When a Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in a Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to such Fund than those received in each transaction.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

     Each Fund may invest in zero coupon securities and debt securities (including for certain Funds convertible debt securities) acquired at a discount. A substantial portion of the Emerging Markets, Total Return and Global Debt Fund's sovereign debt securities may be acquired at a discount. The Funds will only purchase such securities to the extent consistent with their respective investment objectives. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The High Yield, Emerging Markets, Latin America Equity, Total Return and Global Debt Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The High Yield and Global Debt Funds will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. The Emerging Markets, Latin America Equity, Total Return and Global Convertible Funds may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause each of these Funds to exceed their respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

     Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Funds are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes".

ILLIQUID SECURITIES

     No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Funds may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Additional Risk Considerations-Illiquid Securities" in the Statement of Additional Information.

OTHER INVESTMENT COMPANIES

     The Total Return Fund may invest all or any portion of its assets in each of the other Funds. Each other Fund reserves the right to invest up to 10% of its total assets in the securities of other unaffiliated investment companies. Each other Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No such Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. Each such other Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. To the extent that the Total Return Fund's assets are invested in the other Funds of the Company, no advisory fee is paid at the Fund level, and shareholders incur their proportionate share of advisory fees paid by the other Funds.

FUTURE DEVELOPMENTS

     Each Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objectives and legally permissible for such Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES

     Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with each Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, each of the Funds (other than the Municipal Funds) temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars. The Municipal Funds may, for temporary defensive purposes, invest without limitation in taxable, high quality short term money market instruments if, in the opinion of the Adviser, adverse conditions prevail in the markets for Municipal Securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by the Municipal Funds will be taxable as ordinary income when distributed.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

HEDGING AND DERIVATIVES

     Each Fund (other than the Municipal Funds) may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. Each such Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on
(a) U.S. Government Securities and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Funds reserve the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. In addition, each such Fund may buy and sell interest rate futures contracts and options on interest rate futures contracts. The Funds will not engage in futures and options transactions for leveraging purposes. See "Special Risk Considerations-Hedging and Derivatives" and Appendix B to this Prospectus.

PORTFOLIO TURNOVER

     The Funds will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because emerging markets can be especially volatile, securities of Latin American and other emerging market countries may at times be held only briefly. It is not anticipated that, under normal conditions, the portfolio turnover will not exceed the following rates in any one year: 75% for the High Yield Fund; 200% for the Emerging Markets Fund; 150% for the Latin America Equity Fund; 100% for the Total Return Fund; 100% for the Global Debt Fund; 100% for the Global Convertible Fund; 75% for the U.S. Government Securities Fund; 75% for the Mortgage Securities Fund; and 60% for each of the Municipal Funds. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by each Fund and indirectly by each Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains; to the extent net capital gains are realized, any distributions derived from such gains on securities held for less than one year are taxable at ordinary income tax rates for federal income tax purposes. The portfolio turnover rate for the fiscal year ended December 31, 1997 was 47% for the High Yield Fund, 179% for the Emerging Markets Fund, 98% for the Latin America Equity Fund, 144% for the New York Municipal Fund, 41% for the California Municipal Fund, 46% for the National Municipal Fund, 153% for the U.S. Government Securities Fund, and 81% for the Mortgage Securities Fund. The portfolio turnover rate for the fiscal year ended December 31, 1996 was 41% for the High Yield Fund, 136% for the Emerging Markets Fund, 133% for the Latin America Equity Fund and 33% for the New York Municipal Fund. See "Taxes" and "Portfolio Transactions" in the Statement of Additional Information.

                       SPECIAL RISK CONSIDERATIONS

GENERAL

     Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by each Fund generally fluctuates, to varying degrees and depending on the objectives and policies of the Fund, based on, among other things, (1) interest rate movements and, for debt securities, their duration, (2) changes in the actual and perceived creditworthiness of the issuers of such securities, (3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (6) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that any Fund will achieve its investment objectives.

SECURITIES OF NON-U.S. ISSUERS

     Each of the Funds (other than the Municipal Funds) may invest all or some portion of its assets in securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of these Funds, and investment techniques in which they may engage involve risks, including those set forth below. There is generally no limit on the amount that the Emerging Markets or Total Return Funds may invest in issuers located in any one country, or in securities denominated in the currency of any one country. Therefore, to the extent the Fund concentrates its investments in only a few countries, it may be more susceptible to factors adversely affecting particular countries than comparable funds that are not so concentrated.

     SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the High Yield, Emerging Markets, Latin America Equity, Total Return, Global Debt and Global Convertible Funds will invest, and the Latin American and other emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

     Individual foreign economies in general and those of Latin American and other emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including Latin American and other emerging market countries, which could affect private sector companies and the Funds, and on market conditions, prices and yields of securities in the Funds' portfolios. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Funds. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

     INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions the Funds may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds.

     The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, a Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes".

     CURRENCY FLUCTUATIONS. To the extent that a Fund invests in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

     Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     INFLATION. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and Latin American and other emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

     MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in Latin American and other emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in Latin American and other emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Funds' ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Funds' ability to acquire or dispose of securities at the price and time it wishes to do so.

     Many companies traded on securities markets in any foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

     Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in Latin American and other emerging market countries in particular, are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the Funds, to the extent they invest outside the U.S., to maintain their non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Funds, in which event the Funds may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Commission are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Funds may make investments, there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

     GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including Latin American and other emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss. Less information may be available to the Funds than with respect to investments in the United States and, in certain of these countries, less information may be available to the Funds than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

HIGH YIELD, HIGH RISK DEBT SECURITIES

     GENERAL. The High Yield, Emerging Markets, Total Return and Global Convertible Funds may invest all or substantially all of their respective assets, the Global Debt Fund may invest up to 25% of its total assets and the Latin America Equity and the Municipal Funds may invest up to 20% of their total assets, in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (I.E., rated C by Moody's or D by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Funds with a commensurate effect on the value of their respective shares. Therefore, an investment in the Funds should not be considered as a complete investment program for all investors.

     The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value such Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, each of the Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

     The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

     FIXED INCOME DEBT SECURITIES. Each of the Funds (other than the Municipal Funds) may invest in fixed income debt securities. Changes in market yields will affect a Fund's net asset value as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Price of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Corporate issuers of securities valued below investment grade and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


     Many fixed income securities, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for such Fund.

     SOVEREIGN DEBT SECURITIES. Each of the Funds (other than the Municipal Funds) may invest in sovereign debt securities. Investing in sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries, including developing or emerging countries such as those in Latin America, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     In addition to high yield foreign sovereign debt securities, the Funds may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers", above.

MUNICIPAL SECURITIES

     CONCENTRATION. Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by the States of California and New York, respectively, and their agencies, instrumentalities and various political subdivisions, these Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated.


     CALIFORNIA ISSUERS. California is experiencing significant financial difficulties, which have reduced its credit standing. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be further reduced, the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected, and the income derived by the California Municipal Fund and its ability to preserve capital and liquidity could be adversely affected. See "Appendix A: Special Factors Affecting the California Municipal Fund" in the Statement of Additional Information for further information.



     NEW YORK ISSUERS. New York State, New York City and other issuers of New York Municipal Securities have, at various times in the past, encountered financial difficulties. A continuation or recurrence of the financial difficulties previously experienced by the issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities and the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See "Appendix B: Special Factors Affecting the New York Municipal Fund" in the Statement of Additional Information for further information.


     LIQUIDITY. The Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for most taxable fixed income securities. Consequently, the ability of each Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Funds to recover payments of principal or interest on such securities.

     CALLABLE SECURITIES. Certain tax exempt securities which may be held by each such Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem tax exempt securities held by a Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and may not be able to reinvest the proceeds in tax exempt securities providing as high a level of investment return as the securities redeemed. For additional considerations relating to the Funds' investments in tax-exempt securities, including investing in municipal leases, see "Investment Objectives and Policies" and "Additional Information on Portfolio Instruments" in the Statement of Additional Information.

     TAXES. All or a portion of each Municipal Fund's dividends may be subject to alternative minimum tax and the National Municipal Fund's dividends may be subject to state or local taxation. In addition, each of these Funds may invest up to 20% of their respective assets in non-municipal obligations. Certain provisions in the Code relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the tax exempt securities available for purchase by the Funds and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. See "Taxes".

CONVERTIBLE SECURITIES

     GENERAL. Each Fund (other than the U.S. Government Securities Fund, the Mortgage Securities Fund and the Municipal Funds) may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

     Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Funds may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (I.E., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds it investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

     Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

     SYNTHETIC CONVERTIBLE SECURITIES. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, I.E., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

     A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "-Hedging and Derivatives" below for a discussion of call options and stock index call options.

     A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

     More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

     Short sales by the Funds involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Funds are permitted to engage in short sales only with respect securities related to those in their portfolios. The Adviser therefore expects that if the price of the securities a Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

NON-DIVERSIFIED FUNDS

     Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

HEDGING AND DERIVATIVES

     Each of the Funds may be authorized to use a variety of investment strategies described below to hedge various market risks (such as, to the extent applicable, interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of a Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

     A Fund may (if and to the extent so authorized and consistent with the Fund's objective and policies) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's securities. None of the Funds is a "commodity pool" (I.E., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for BONA FIDE hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that a Fund may enter into futures contracts or options thereon for purposes other than BONA FIDE hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of such Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that a Fund segregate cash, U.S. government securities or other liquid assets to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Risks associated with Hedging and Derivatives are described in Appendix B to this Prospectus. A detailed discussion of various Hedging and Derivatives including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions also appears in Appendix B.

     To the extent a Fund conducts Hedging and Derivatives outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

                          LIMITING INVESTMENT RISKS

     To further protect investors, the Funds have adopted the following investment limitations:

          1. No Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and provided further, that, with respect to the California Municipal Fund and the New York Municipal Fund, there is no limitation with respect to obligations issued or guaranteed by any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

          2. The High Yield, Emerging Markets, Global Convertible, U.S. Government Securities and Mortgage Securities Funds may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of such Fund's total assets, and (b) each such Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of such Fund's total assets. The Latin America Equity, Total Return and Global Debt Funds may borrow money from banks and enter into reverse repurchase agreements in an aggregate amount up to 25% of their total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The California Municipal, New York Municipal and National Municipal Funds may not borrow money, except
     (a) from banks or by entering into reverse repurchase agreements, in aggregate amounts not exceeding 25% of the value of its total assets at the time of such borrowing and (b) in amounts not exceeding 5% of the value of its total assets at the time of such borrowing for temporary or emergency purposes (including for clearance of securities transactions or payment of redemptions or dividends). For purposes of the California Municipal, New York Municipal and National Municipal Funds' investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings.

          3. None of the Funds may invest an amount equal to 15% or more of the current value of their net assets in investments that are illiquid.

     The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of each of the Funds that may be changed only when permitted by law and approved by the holders of a "majority" of such Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or in the Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the relevant Fund will not be considered a violation; PROVIDED, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any particular Fund (E.G., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of that Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                  MANAGEMENT

     The business and affairs of the Funds are managed under the general direction and supervision of the Company's Board of Directors. The Funds' day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER

     OFFITBANK (the "Adviser") provides investment advisory services to the Funds pursuant to Investment Advisory Agreements with the Company (the "Advisory Agreements"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Funds. The Advisory Agreements provide that, as compensation for services, the Adviser is entitled to receive from each Fund a monthly fee at the following annual rates based upon the average daily net assets of such Fund:
 .85% for the first $200,000,000 of assets, .75% for the next $400,000,000, and .65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; .90% for the first $200,000,000 of assets and .80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% for the Latin America Equity Fund; .80% for the first $200,000,000 of assets and .70% for amounts in excess thereof in the case of the Global Debt Fund; .90% in the case of the Global Convertible Fund; and 0.35% for each of the U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds. With respect to the Total Return Fund, the Adviser is entitled to receive a monthly fee from the Fund at the annual rate of .50% with respect to the Fund's assets other than investments in the other Funds of the Company. With respect to investments in the other Funds, shareholders indirectly incur a proportionate share of the advisory fees paid to the Adviser for managing those Funds.


     The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in global asset management and offers its clients a complete range of investments in capital markets throughout the world. The Adviser currently manages in excess of $9.5 billion in assets and serves as investment adviser to twenty-one registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.


     PORTFOLIO MANAGERS. Stephen T. Shapiro serves as the portfolio manager for the High Yield Fund. Mr. Shapiro is a Managing Director of the Adviser and has been associated with the Adviser since 1983. Dr. Wallace Mathai-Davis and Richard M. Johnston serve as portfolio managers of the Emerging Markets Fund. Dr. Mathai-Davis is a Managing Director of the Adviser and has been associated with the Adviser since 1986. Dr. Mathai-Davis serves as portfolio manager of the Global Convertible Fund. Mr. Johnston is a Managing Director of the Adviser and has been director of Latin American investments since 1992. From 1988 to 1992, Mr. Johnston was Vice President, International Corporate Finance, at Salomon Brothers Inc. Mr. Johnston serves as the portfolio manager of the Latin America Equity Fund. Jack Burks will serve as portfolio manager for the Total Return, Global Debt, U.S. Government Securities and Mortgage Securities Funds. Mr. Burks is a Managing Director of the Adviser, and has been with the Adviser since 1985.

     Carolyn N. Dolan, Joan Dougherty and John H. Haldeman, Jr. serve as portfolio managers for the California Municipal, New York Municipal and National Municipal Funds. Ms. Dolan has been with the Adviser since 1983 with responsibilities for the Adviser's tax sensitive and cross market portfolios. Ms. Dougherty joined the Adviser in 1994 as its Director of Municipal Research. From 1986 through 1993, Ms. Dougherty served as Vice President and Manager with Moody's Investors Service, Inc. in the Public Finance Department. Mr. Haldeman has been with the Adviser since 1988 with responsibilities in fixed income portfolio management, specializing in municipal securities.


ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT



     PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank
Corp. (the "Administrator"), performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by the Adviser, or by Chase or BONY in their capacity as custodians of the Company.  The services provided by PFPC as administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and
conditions of each state's qualification.   For the administrative and fund
accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which will not exceed .125% of average daily net assets. From time to time, the Administrator may waive all or a portion of its fees.



     In addition to the services provided by PFPC to the Company as administrator, PFPC also provides transfer agency and dividend disbursing services to the Company pursuant to a separate agreement.



     A further discussion of the terms of the Company's administrative, fund accounting and transfer agency arrangements is contained in the Statement of Additional Information.



CUSTODIAN



     The Chase Manhattan Bank ("Chase") serves as custodian of the assets of the Emerging Markets Fund and the Latin America Equity Fund. The principal address of Chase is 4 MetroTech Center, Brooklyn, New York 11245. The Bank of New York ("BONY") serves as custodian of the assets of the remaining Funds of the Company. The principal address of BONY is 48 Wall Street, New York, New York 10286.



     A further discussion of the terms of the Company's custody arrangements is contained in the Statement of Additional Information.


DISTRIBUTOR


     Shares in each Fund are sold on a continuous basis by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc. The Distributor's principal offices are currently located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.



     Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of the Advisor Shares, each Fund is authorized to spend up to 0.25% of its net assets annually with respect to the Advisor Shares of the Fund in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders.



     Although it is anticipated that some promotional activities will be conducted on a Company-wide basis, payments made by the Funds under the Plan will generally be used to finance the distribution of the Advisor Shares of the Funds. Expenses incurred in connection with Company-wide activities may be allocated pro rata among all portfolios and classes of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by larger portfolios or classes of the distribution of shares of smaller portfolios or classes.

SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. Such services may include, among other things: assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's positions in the Funds; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.

     For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to .25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in each Fund's Advisor Shares.

REGULATORY MATTERS

     OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

     Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

     If the Adviser were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

     All or part of the fees payable by any or all of the Funds to the organizations retained to provide services for the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders.

     Except as noted below, OFFITBANK and PFPC bear all expenses in connection with the performance of their advisory and administrative services. The Company bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities, and reimburses the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of shares of any of the Funds. Each Fund bears other expenses directly attributable to that Fund. Other expenses of the Company are allocated among the Company's investment portfolios and classes thereof based on their relative net assets. Expenses are allocated to a particular class of a portfolio based on either expenses identifiable to the class or relative net assets of the class and other classes of the portfolios.


                           DIVIDENDS AND DISTRIBUTIONS

     The High Yield, Total Return, Global Debt, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds declare dividends of substantially all of their net investment income daily and pay dividends monthly, and the Emerging Markets and Global Convertible Funds declare dividends daily and pay dividends quarterly. The Latin America Equity Fund declares and pays dividends quarterly. Each Fund distributes, at least annually, substantially all net capital gains, if any, earned by such Fund. Each Fund will inform shareholders of the amount and nature of all such income or gains.

     Dividends are paid in the form of additional shares of the same class of the same Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to such Fund's transfer agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of a Fund. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

     Shares purchased will begin earning dividends on the business day on which federal funds are available in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income of the Funds for a Saturday, Sunday or a holiday will be declared as a dividend on the prior business day. Investors who redeem all or a portion of a Fund's shares prior to a dividend payment date will receive all dividends declared but unpaid on those shares at the time of their redemption.

                               PURCHASE OF SHARES

SELECT SHARES

     Select Shares of each Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. See "Net Asset Value".

INITIAL INVESTMENTS BY WIRE


     Subject to acceptance by the Company, Select Shares of each Fund may be purchased by wiring federal funds ($250,000 minimum) to PNC Bank (see instructions below). A completed Account Application should be forwarded to the Company at the address noted below under "Initial Investments by Mail" in advance of the wire. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:



               PNC Bank
               Philadelphia, Pennsylvania

               ABA# 031-0000-53
               Account # 86-0179-1617
               F/B/O The OFFITBANK Investment Fund, Inc.
               Ref. (Fund Name and Account Number)


     Federal funds purchases will be accepted only on a day on which the Company and PNC Bank are open for business.

INITIAL INVESTMENTS BY MAIL

     Subject to acceptance by the Company, an account may be opened by completing and signing an Account Application and mailing it to the Company at the address noted below, together with a check ($250,000 minimum) payable to The OFFITBANK Investment Fund, Inc.:

               The OFFITBANK Investment Fund, Inc.
               c/o PFPC Inc.
               P.O. Box 8701
               Wilmington, DE 19899

     The Fund(s) to be purchased should be designated on the Account Application. Subject to acceptance by the Company, payment for the purchase of Select Shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Company's custodian bank by a Federal Reserve Bank) before acceptance by the Company. No third party endorsed checks or foreign checks will be accepted.

ADDITIONAL INVESTMENTS

     Additional investments may be made at any time (minimum investment $10,000) by purchasing Select Shares of any Fund at net asset value by mailing a check to the Company at the address noted under "Initial Investments by Mail" (payable to The OFFITBANK Investment Fund, Inc.) or by wiring monies to the custodian bank as outlined above. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date.

SHAREHOLDER ORGANIZATIONS

     Select Shares of the Company's Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Select Shares. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

IRA ACCOUNTS

     The Company has available a form of Individual Retirement Account ("IRA") which may be obtained from the Distributor that permits the IRA to invest in Select Shares of the Funds. The minimum investment for all such retirement plans is $250,000. Investors desiring information regarding investments through IRAs should write or telephone the Company at 1-800-618-9510.

ADVISOR SHARES

     All purchase orders for Advisor Shares must be placed through a Shareholder Servicing Agent. Orders for purchases of Advisor Shares will be executed at the net asset value per share next determined after an order has been transmitted to and accepted by the Company's distributor. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Advisor Shares of any Fund on his/her behalf, a customer should contact his/her Shareholder Servicing Agent or the Company's distributor.

OTHER PURCHASE INFORMATION

     The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Company.

     Purchases of a Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                           REDEMPTION OF SHARES

SELECT SHARES

     Select Shares of each Fund of the Company may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Select Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL


     Each Fund will redeem its Select Shares at the net asset value next determined after the request is received in "good order". The net asset values per share of the Company's Funds are determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Company is open for business. Requests should be addressed to The OFFITBANK Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilington, DE 19899.


     Requests in "good order" must include the following documentation:

          (a)  the share certificates, if issued;

          (b) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

          (c) any required signature guarantees (see "Signature Guarantees" below); and

          (d) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

     To protect shareholder accounts, the Funds and the transfer agent from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for: (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address; and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association

Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Company at 1-800-618-9510 for further details.

BY TELEPHONE

     Provided the Telephone Redemption Option has been authorized, a redemption of Select Shares may be requested by calling the Company at 1-800-618-9510 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Select Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Company and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, not the Company or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or its transfer agent to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

SYSTEMATIC WITHDRAWAL PLAN

     An owner of Select Shares with a net asset value of $10,000 or more shares of a Fund may elect to have periodic redemptions made from his/her account to be paid on a monthly, quarterly, semiannual or annual basis (the "Systematic Withdrawal Plan," or the "Plan"). The maximum withdrawal per year under the Systematic Withdrawal Plan is 12% of the account value at the time of the election. A number of Select Shares sufficient to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making payments under the Systematic Withdrawal Plan may reduce or even exhaust the account. A shareholder may request that the payments under the Plan be sent to a predesignated bank or other designated party.

ADVISOR SHARES

     All redemption orders for Advisor Shares must be placed through a Shareholder Servicing Agent in accordance with instructions or limitations pertaining to an investor's account with his/her Shareholder Servicing Agent. Redemption orders for Advisor Shares are effected at the net asset value next determined after the order is received by the Company's distributor. While no redemption fee is imposed by the Funds, Shareholder Servicing Agents may charge their customers' accounts for redemption services. A customer should contact his/her Shareholder Servicing Agent or the Company's distributor for further information regarding redemption of Advisor Shares, including the availability of wire or telephone redemption privileges, or whether the customer may elect to participate in a systematic withdrawal plan.

FURTHER REDEMPTION INFORMATION

     Redemption proceeds for shares of the Company recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

     Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the Commission.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the Commission. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


     Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund or for shares of the same class of the Company's other portfolios based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to the Funds or portfolios that are registered for sale in a shareholder's state of residence. In addition, with respect to Select Shares, shareholders must transfer a minimum of $50,000 of assets between Funds or portfolios for each transfer. The Company imposes no exchange fees. Exchange requests with respect to Select Shares should be sent to The OFFITBANK Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899 or, if the Telephone Exchange Option has been authorized, by calling the Company at 1-800-618-9510. See "Redemption of Shares-By Telephone" above. Shareholders should note that an exchange between Funds or portfolios is considered a sale and purchase of shares for tax purposes. A shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.

TRANSFER OF REGISTRATION


     The registration of Company shares may be transferred by writing to The OFFITBANK Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899. As in the case of redemptions, the written request must be received in good order as defined above.


                             NET ASSET VALUE

     The net asset value per share for each class of shares of each Fund is calculated once daily at 4:00 p.m., New York time, Monday through Friday, except on days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas or on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share for each class of shares of each Fund is determined as of the close of regular trading on the NYSE and is computed by dividing the value of the net assets attributable to each class of such Fund by the total number of shares of the class of the Fund outstanding. Equity securities held by a Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation.

     Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially will be valued in the currency in which they are denominated and then will be translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                                  TAXES


     Each Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the California Municipal, New York Municipal and National Municipal Funds intend to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of each such Fund, to qualify as "exempt-interest dividends" when distributed to such Fund's shareholders. Under the Code, such dividends are exempt from regular federal income taxes. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e, its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain
(i.e, the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year (i) at least 90% of its net investment income for such taxable year, and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income. Each Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code, applicable to regulated investment companies generally will be applied to each Fund separately, rather than to the Company as a whole. In addition, net capital gain, net investment income and operating expenses will be determined separately for each Fund. Dividends, either in cash or reinvested in shares, paid by a Fund from net investment income will be taxable to shareholders as ordinary income.

     Whether paid in cash or additional shares of a Fund, and regardless of the length of time the shares in such Fund have been owned by the shareholder, distributions of net capital gain which are designated by a Fund as "capital gain dividends" are taxable to shareholders as long-term capital gain. Shareholders are notified annually by the Company as to federal tax status of dividends and distributions paid by a Fund. Such dividends and distributions may also be subject to state and local taxes.

     Exchanges and redemptions of shares in a Fund are generally taxable events for federal income tax purposes. Individual shareholders may also be subject to state and local taxes on such exchanges and redemptions.

     Depending on the residence of the shareholder for tax purposes, distributions from a Fund may also be subject to state and local taxes or withholding taxes. Shareholders are advised to consult with their own tax advisors about state and local tax matters.


     Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities.


     Each Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, each Fund intends to distribute an amount at least equal to
(i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.


     A Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gain and other income. If a Fund qualifies as a RIC, if certain distribution requirements are satisfied and if more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, a Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. federal income tax regulations as paid by its shareholders. The Emerging Markets and Latin America Equity Funds expect to qualify for this election. Each of these Funds may make such an election in a taxable year in which it is qualified to make the election. For any year that a Fund makes such an election, an amount equal to the foreign income taxes paid by a Fund that can be treated as income taxes under U.S. income tax principles will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. tax liabilities, if any, or to deduct such amount from his U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deductions or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. federal income tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, the Fund expects that the capital gain it distributes to its shareholders, whether dividends or capital gain distributions, will generally not be treated as foreign source taxable income. If the Fund makes this election, a shareholder will be treated as receiving foreign source income in an amount equal to the sum of his proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.

     Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. federal income tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


     If a Fund purchases shares in "passive foreign investment companies" ("PFICs"), the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund was able and elected to treat a PFIC as a "qualified electing fund," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund or (iii) the Fund is entitled to mark-to-market annually the shares of the PFIC, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. While it is possible that the Funds may invest in PFICs, it is not anticipated such investments would be material.


     A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or
(iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

CALIFORNIA, NEW YORK AND NATIONAL MUNICIPAL FUNDS

     Although exempt-interest dividends paid by the California Municipal, New York Municipal and National Municipal Funds may be excluded by shareholders of such Funds from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. Moreover, receipt of exempt-interest dividends from each Fund may affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

     Each Fund may hold without limit certain private activity bonds issued after August 7, 1986. Shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% or 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     Each Fund intends that substantially all dividends and distributions it pays to its shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent each Fund earns ordinary income from taxable investments or gains attributable to accrued market discount or realizes capital gains, some portion of its dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.


     The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under the income or other tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of obligations issued by that state or its political subdivisions and instrumentalities and other obligations exempt from state taxation by federal law.


     A notice detailing the tax status of dividends and distributions paid by each of the Funds will be mailed annually to each Fund's shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.


     CALIFORNIA STATE TAXATION. Individual shareholders of the California Municipal Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of exempt interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax, provided that at least 50% of the value of the Fund's total assets consist of obligations the interest on which is exempt from California personal income taxation. Distributions to individual shareholders derived from interest on Municipal Obligations issued by governmental authorities in states other than California, short-term capital gain and other taxable income will be taxed as dividends for purposes of California personal income taxation. The Fund's net capital gain for federal income tax purposes will be taxed as long-term capital gain to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of exchange or redemption. Present California law taxes both long-term and short-term capital gain at the rates applicable to ordinary income. California has an alternative minimum tax similar to the federal alternative minimum tax. Generally corporate shareholders of the California Municipal Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions or exempt-interest, capital gains and other taxable income, if any, as income subject to such tax. Shares of the Fund will be exempt from local property taxes in California.


     To the extent shareholders are obligated to pay state or local taxes other than to California, dividends received from the Fund may be subject to such taxation.

     NEW YORK STATE AND LOCAL TAXATION. Exempt-interest dividends paid to shareholders of the New York Municipal Fund will not be subject to New York State and New York City personal income taxes to the extent they represent interest income directly attributable to federally tax-exempt obligations of the State of New York and its political subdivisions and instrumentalities and other obligations exempt from state taxation by federal law. The Fund intends that substantially all of the dividends it designates as exempt-interest dividends will also be exempt from New York State and New York City personal income taxes. To the extent shareholders are obligated to pay state or local taxes other than to New York, dividends received from the Fund may be subject to such taxation. Similarly, exempt-interest dividends paid to shareholders who are residents of Yonkers will not be subject to the City of Yonkers personal income tax surcharge, except and to the extent they are subject to the New York State personal income tax on such income.

     Corporate shareholders subject to New York State franchise tax or New York City general corporation tax will be required to include all dividends received from the Fund (including exempt-interest dividends) as net income subject to such taxes. Furthermore, for purposes of calculating a corporate shareholder's liability for such taxes under the alternative tax base measured by business and investment capital, such shareholder's shares of the Fund will be included in computing such shareholder's investment capital.

     Shareholders will not be subject to the New York City unincorporated business tax solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the New York City unincorporated business tax, income and gains derived from the Fund will be subject to such tax, except for exempt-interest dividend income that is directly attributable to interest on New York Municipal Securities. Shares of the Fund will be exempt from local property taxes in New York State and New York City.
                              _____________

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their tax advisers concerning a prospective investment in the Fund.

                         PERFORMANCE INFORMATION

     From time to time the Funds may advertise certain information about their performance. The Funds may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. With respect to the High Yield Fund, standardized total return figures may include the performance of the predecessor Partnership to the Fund, as described below and in the Statement of Additional Information. Nonstandardized total return may differ from the standardized total return in that it may be related to a nonstandard period or be presented in the aggregate rather than as an annual average. In addition, the Funds may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in a Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Total return and yield quotations are computed separately for each class of shares of a Fund. Each Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the High Yield
Fund). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses payable by such class that were not borne by the Fund prior to the introduction of such class. The California Municipal, New York Municipal and National Municipal Funds may also present from time to time their respective tax-equivalent yields. The tax-equivalent yield is calculated by determining the portion of yield which is tax-exempt and by calculating the equivalent taxable yield and adding to such amount any fully taxable yield.


     The performance of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia and Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.


     A FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information.

                               THE TRANSFER

     On March 1, 1994, the High Yield Fund exchanged its shares (now Select Shares) for portfolio securities of The

Senior Securities Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed shares of the High Yield Fund received pro rata to its partners. Following this transfer (the "Transfer"), partners of the Partnership who participated in the Transfer constituted all of the shareholders of the High Yield Fund, except for shares representing seed capital contributed to the Fund by the Distributor. No gain or loss was recognized by the Partnership or the participating partners upon the Transfer. As stated above, the investment performance of the High Yield Fund may include the performance of the Partnership. The investment objective and policies of the High Yield Fund are in all material respects equivalent to those of the Partnership. While the High Yield Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the Fund is subject to certain restrictions on its investment activities under the 1940 Act and the Code to which the Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the High Yield Fund may be higher than expenses that would have been incurred by the Partnership had it continued to operate as a private investment partnership. Past performance of the High Yield Fund (including the performance of the Partnership) should not be interpreted as indicative of the High Yield Fund's future performance.

                          ADDITIONAL INFORMATION

ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated under the laws of the State of Maryland on September 8, 1993. The Company operates as an open-end investment company and is not authorized to engage in the business of banking. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation, together with Articles Supplementary, currently authorize the issuance of eight classes of shares, corresponding to shares of OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Investment Grade Global Debt Fund, OFFITBANK Global Convertible Fund, OFFITBANK Latin America Equity Fund, OFFITBANK Total Return Fund, OFFITBANK U.S. Government Securities Fund, OFFITBANK Mortgage Securities Fund, OFFITBANK National Municipal Fund, OFFITBANK California Municipal Fund and OFFITBANK New York Municipal Fund. Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." The per-share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of different fees or expenses payable by the classes and the allocation of certain class-specific expenses to the appropriate class to which such expenses apply. The Company's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios or additional classes of shares of the Funds.

     Holders of a Fund's shares will vote in the aggregate, and not by series or class, with shareholders of the Company's other current and future portfolios on all matters, except where voting by portfolio or class is required by law or where the matter involved affects only one portfolio or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940
Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

     All shares of the Company, when issued, will be fully paid and nonassessable.

COUNSEL

     Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, serves as counsel to the Company.

                         REPORTS TO SHAREHOLDERS

     Each Fund sends shareholders semi-annual and audited annual reports, each of which include listings of investment securities held by each Fund at the end of the period covered. In an effort to reduce the Funds' printing and mailing costs, the Funds may consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record would receive a single copy of each report. When a Fund's annual report is combined with the Prospectus into a single document, the Fund will mail the combined document to each shareholder to comply with legal requirements. Any shareholder who does not want this consolidation to apply to his or her account should contact the Company or the Funds' transfer agent.

                                                                      APPENDIX A


                                    RATINGS


     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") and Fitch Investors Service Inc. ("Fitch") that are applicable to certain obligations in which certain of the Company's Funds may invest.


COMMERCIAL PAPER RATINGS


          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:


          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.


          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:


          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.


          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.


          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:


          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.


          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".


          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


          "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


          "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS


          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.


          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.


          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:


          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.


          The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:


          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.


          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.


          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the ratings used by Fitch for corporate and municipal bonds:


          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.


          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.


          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.


          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


MUNICIPAL NOTE RATINGS


          A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:


          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.


          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.


          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.


          "SG" - This designation denotes speculative quality and lack of margins of protection.


          D&P uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                                                 APPENDIX B

                         HEDGING AND DERIVATIVES

     Each Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of each Fund indicates which, if any, of these types of transactions may be used by such Fund.

     A detailed discussion of Hedging and Derivatives follows below. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Commission, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

     If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

     Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

     If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

     A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

     No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

     Except as provided in this Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

     A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

     Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors". If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

     If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivatives, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     A Fund may be authorized to enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

     Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     Each Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

     If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

     Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Losses resulting from the use of Hedging and Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

     When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by:
(1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

     OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

     Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

THE OFFITBANK INVESTMENT FUND, INC.
------------------------------------------------------------------------------


OFFICERS AND DIRECTORS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR


Dr. Wallace Mathai-Davis
SECRETARY AND TREASURER





INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, NY 10022-4213


DISTRIBUTOR
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, PA 19428-2961


CUSTODIANS
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245
(OFFITBANK EMERGING MARKETS FUND AND
OFFITBANK LATIN AMERICA EQUITY FUND)

The Bank of New York
48 Wall Street
New York, NY 10286

(ALL OTHER OFFITBANK FUNDS)

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017-3909


ADMINISTRATOR; TRANSFER AND DIVIDEND
DISBURSING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

                      (This page intentionally left blank.)


                       The OFFITBANK Investment Fund, Inc.
                   400 Bellevue Parkway, Wilmington, DE 19809
                                (800) 618-9510

                                    PART B

                      THE OFFITBANK INVESTMENT FUND, INC.

                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                 (800) 618-9510

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 17, 1998


     The OFFITBANK Investment Fund, Inc. (the "Company") is an open-end, management investment company that currently intends to offer eight portfolios offering a variety of investment alternatives. This Statement of Additional Information relates to the following portfolios:

     OFFITBANK HIGH YIELD FUND

     OFFITBANK EMERGING MARKETS FUND

     OFFITBANK LATIN AMERICA EQUITY FUND

     OFFITBANK TOTAL RETURN FUND

     OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND

     OFFITBANK GLOBAL CONVERTIBLE FUND

     OFFITBANK U.S. GOVERNMENT SECURITIES FUND

     OFFITBANK MORTGAGE SECURITIES FUND


     OFFITBANK CALIFORNIA MUNICIPAL FUND

     OFFITBANK NEW YORK MUNICIPAL FUND

     OFFITBANK NATIONAL MUNICIPAL FUND


(individually, a "Fund", and collectively, the "Funds"). This Statement of Additional Information sets forth information about the Company applicable to each of the Funds.

     This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Company's Prospectus dated April 17, 1998 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Company at the address and telephone number set forth above.

                              TABLE OF CONTENTS

                                                                            PAGE
Additional Information on Portfolio Instruments . . . . . . . . . . . . . .   3

Additional Risk Considerations. . . . . . . . . . . . . . . . . . . . . . .   9

Investment Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . .  11

Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Administration, Transfer Agency, Fund Accounting and Custody Services . . .  16

Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

Performance Calculations. . . . . . . . . . . . . . . . . . . . . . . . . .  19

Additional Information Concerning Dividends, Distributions and Taxes. . . .  22

Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

Appendix A: Special Factors Affecting the California Municipal Fund . . . . A-1

Appendix B: Special Factors Affecting the New York Municipal Fund . . . . . B-1

                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

     The following information relates to or supplements the description of the Funds' investment policies contained in the Prospectus.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. Whenever the Funds enter into reverse repurchase agreements as described in the Prospectus, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the Investment Company Act of 1940, as amended (the "1940 Act").

ASSET-BACKED SECURITIES

     Each of the Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     CREDIT SUPPORT. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

DEPOSITORY RECEIPTS

     The High Yield, Emerging Markets, Latin America Equity, Total Return, Investment Grade Global Debt and Global Convertible Funds may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS

     Warrants or rights may be acquired by each of the High Yield, Emerging Markets, Latin America Equity, Total Return, Investment Grade Global Debt and Global Convertible Funds in connection with other securities or separately, and provide the applicable Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

BORROWING

     The Latin America Equity, Total Return, Global Debt, National Municipal, California Municipal and New York Municipal Funds' borrowings will not exceed 25% of each Fund's respective total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. These Funds may borrow for leveraging purposes. The High Yield, Emerging Markets, Global Convertible, U.S. Government Securities and Mortgage Securities Funds borrowings will not exceed 20% of their respective total assets and is permitted only for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Funds may cause greater fluctuation in the value of their shares than would be the case if the Funds did not borrow. In the event that the Funds employ leverage, they would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Funds' net asset values. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Funds' earnings or net asset values will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Funds' earnings or net asset values would decline faster than would otherwise be the case.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Certain Funds may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of such Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the

U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Each Fund's custodian will place cash not available for investment or U.S. government securities or other liquid investments in a separate account having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or investments will be placed in the account on a daily basis so that the value of the account will equal the amount of such Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting such Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

U.S. GOVERNMENT OBLIGATIONS


     Except for temporary defensive purposes, no Fund (other than the U.S. Government Securities and Mortgage Securities Funds) will invest more than 25% (35% with respect to the National Municipal, California Municipal and New York Municipal Funds) of its net assets in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

     In addition to the U.S. Treasury obligations described above, the Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal

Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

     As stated in the Prospectus, bank obligations that may be purchased by each Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by a Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Securities purchased by each Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectus. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument might not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market. With respect to the floating and variable rate notes and demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers or guarantors of such notes and will continuously monitor their financial ability to meet payment obligations when due.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS

     The National Municipal, California Municipal and New York Municipal Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' 15% limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     Each Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and California income tax, in the case of the California Municipal Fund, or New York State, New York City and City of Yonkers personal income tax, in the case of the New York Municipal Fund.

PRE-REFUNDED MUNICIPAL SECURITIES

     The National Municipal, California Municipal and New York Municipal Funds may invest in pre-refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the Issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

TENDER OPTION BONDS

     The National Municipal, California Municipal and New York Municipal Funds may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term-tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate.

     No Fund will purchase tender option bonds unless at the time of such purchase the Adviser reasonably expects that (a) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (b) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, a Fund will exercise the tender option with respect to any tender option bonds unless the Adviser reasonably expects that, (a) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (b) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. Each Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of their tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. Each Fund will purchase tender option bonds only when it is satisfied that (a) the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying municipal obligations and (b) payment of any tender fees will not have the effect of creating taxable income for the Funds.

     Each Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax and, in the case of the California Municipal Fund, California state income tax, or in the case of the New York Municipal Fund, New York State, New York City and City of Yonkers personal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES

     The National Municipal, California Municipal and New York Municipal Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code. For purposes of complying with the 35% limitation on each Fund's investments in securities other than Municipal Securities, auction rate preferred securities will not be treated as Municipal Securities unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes and, in the case of the California Fund, California state income tax, or, in the case of the New York Fund, New York State, New York City and City of Yonkers personal income tax.

     Each Fund's investments in auction rate preferred securities of closed-end funds are subject to the limitations prescribed by the Investment Company Act of 1940 (the "Act") and certain state securities regulations. These limitations include a prohibition against acquiring more than 3% of the voting securities of any other investment company and investing more than 5% of such Fund's assets in securities of any one investment company or more than 10% of its assets in securities of all investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory and administration fees payable directly by such Fund.

INSURANCE

     The National Municipal, California Municipal and New York Municipal Funds may invest in "insured" tax-exempt Municipal Securities. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     Each Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("Standard & Poor's") for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are noncancellable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. Each Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or a Fund may itself purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by the Funds will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's.

                           ADDITIONAL RISK CONSIDERATIONS

ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assets in illiquid securities. See "Limiting Investment Risks" in the Prospectus. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the

Securities Act of 1933 and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.


NON-U.S. WITHHOLDING TAXES



     A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Additional Information Concerning Taxes".



     INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM



     Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during and after fiscal 1991. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy, the exchange rate of the U.S. dollar, the cost of borrowing and the relative stability in the price of oil. Puerto Rico is required to import all of its oil.

     Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The service sector, particularly finance, insurance and real estate, grew significantly in response to the expansion of the manufacturing sector. However, government layoffs and a recession driven slowdown in tourism have lead to weakness in these areas and have had a negative ripple effect on services as well. In addition, legislation was adopted in August 1993 which will phase out over a number of years certain tax benefits to U.S. corporations with manufacturing operations in Puerto Rico. Puerto Rico's unemployment rate tends to be significantly higher than the average rate for the United States.

     Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico.

     Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Non-recurring revenues have been used frequently to balance recent years' budgets. This reliance on non-recurring revenues and economic weakness led Standard & Poor's to change its outlook from stable to negative. Standard & Poor's rates Puerto Rico general obligation debt A, while Moody's rates it Baa1.

     The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.

     An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

     Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the

Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.

                             INVESTMENT LIMITATIONS

     In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

     1. purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     2. make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

     3. underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     4. purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     5. purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's total assets in the case of any one other investment company and 10% of such total assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization;

     6. sell securities short (except for short positions in a futures contract or forward contract or short sales against the box and except in connection with Hedging and Derivatives);

     7. invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     8. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings [and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indices;]

     9.   investment in stock or bond futures and/or options on futures unless
          (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%;

     10. purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser who own more than 1/2 of 1% of such issuer's securities together own more than 5% of the securities of such issuer; and

     11. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operation.

     Investment restrictions (1) through (5) described above, (6) with respect to the National Municipal, California Municipal and New York Municipal Funds and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of the Funds which may be changed only when permitted by law and approved by the holders of a majority of a Fund's outstanding voting securities, as described under "General Information -- Capital Stock". Restrictions (7) through (11) are nonfundamental policies of the Funds, and may be changed by a vote of the Company's Board of Directors.

     In addition, each of the High Yield, Emerging Markets, Investment Grade Global Debt, Global Convertible and Latin America Equity Funds may not:

     1. purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon) (other than Municipal Funds);

     2. invest for the purpose of exercising control over management of any company;

     3. invest in puts, call, straddles or spreads, except as described in (9) above;

     Investment restriction (1) is a fundamental policy of the High Yield, Emerging Markets, Investment Grade Global Debt, Global Convertible and Latin America Equity Funds, while restrictions (2) and (3) are nonfundamental.

     If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The principal occupations of the directors and executive officers of the Company for the past five years are listed below.


 NAME, ADDRESS AND AGE    POSITION(S) HELD WITH THE FUND   PRINCIPAL OCCUPATION(S) PAST 5 YEARS
 ---------------------    ------------------------------   ------------------------------------
 Morris W. Offit*         Chairman of the Board,           President and Director,
 OFFITBANK                President, and Director          OFFITBANK (1983-present).
 520 Madison Avenue
 New York, NY  10022
 Age: 61 Years

 Edward J. Landau         Director                         Member, Lowenthal, Landau,
 Lowenthal, Landau,                                        Fischer & Bring, P.C. (1960-
 Fischer                                                   present); Director, Revlon
  & Bring, P.C.                                            Group Inc. (cosmetics),
 250 Park Avenue                                           Revlon Consumer Products
 New York, NY 10177                                        Inc. (cosmetics), Pittsburgh
 Age: 70 Years                                             Annealing Box (metal
                                                           fabricating) and Clad Metals
                                                           Inc. (cookware).

 The Very Reverend James  Director                         Retired; formerly Dean of
 Parks Morton                                              Cathedral of St. John the
 Cathedral of St. John                                     Divine (1972 - 1996).
 the Divine
 1047 Amsterdam Avenue
 New York, NY 10025
 Age: 58 Years


 Dr. Wallace Mathai-      Secretary and Treasurer          Managing Director, OFFITBANK
 Davis                                                     (1986 to present).
 OFFITBANK
 520 Madison Avenue
 New York, NY  10022
 Age: 53 Years

 Stephen Brent Wells      Assistant Treasurer              Managing Director, OFFITBANK
 OFFITBANK                                                 (1994 to present).
 520 Madison Avenue
 New York, NY  10022
 Age: 53 Years

 Vincent M. Rella         Assistant Treasurer              Managing Director, OFFITBANK
 OFFITBANK                                                 (1997 to present);
 520 Madison Avenue                                        Controller, OFFITBANK (1986
 New York, NY  10022                                       to 1997).
 Age: 45 Years

 Martin R. Dean           Assistant Treasurer              Regulatory and Compliance
 BISYS Fund Services                                       Officer,  BISYS Fund
 3435 Stelzer Road                                         Services (May 1994 to
 Columbus, OH 43219                                        present); Previously, Senior
 Age: 34 Years                                             Manager, KPMG Peat Marwick,
                                                           LLP.

 Matthew Constancio       Assistant Secretary              Manager, Client Legal
 BISYS Fund Services                                       Services, BISYS Fund
 3435 Stelzer Road                                         Services (November 1996 to
 Columbus, OH 43219                                        present); Previously, Mutual
 Age: 33 Years                                             Fund Administrator, Payden &
                                                           Rygel Investment Group.

 Alaina Metz              Assistant Secretary              Chief Administrative
 BISYS Fund Services                                       Officer, BISYS Fund
 3435 Stelzer Road                                         Services, (June 1995 to
 Columbus, OH  43219                                       present);  Previously,
 Age: 30 Years                                             Supervisor of Blue Sky
                                                           Department, Alliance Capital
                                                           Management, L.P. (May 1989
                                                           to June 1995).

 Ellen Stoutamire         Assistant Secretary              Vice President, Client Legal
 BISYS Fund Services                                       Services, BISYS Fund
 3435 Stelzer Road                                         Services; Previously,
 Columbus, OH  43219                                       Associate Counsel, Franklin
 Age: 49 Years                                             Templeton Mutual Funds; Vice
                                                           President and General
                                                           Counsel, Pioneer Western
                                                           Corporation.


-------------------
*    "Interested person" of the Fund as defined in the 1940 Act.

     The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.


     The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                             DIRECTOR COMPENSATION
(the following table shows the compensation paid by the Company to the Directors for calendar year 1997)

                                               PENSION OR                               TOTAL COMPENSATION
                           AGGREGATE       RETIREMENT BENEFITS       ESTIMATED          FROM REGISTRANT AND
                         COMPENSATION      ACCRUED AS PART OF     ANNUAL BENEFITS           FUND COMPLEX*
 NAME OF DIRECTOR     FROM THE REGISTRANT     FUND EXPENSES       UPON RETIREMENT        PAID TO DIRECTORS
 ----------------     -------------------  -------------------    ---------------       -------------------
 Morris W. Offit              $0                   $0                    $0                       $0

 Edward J.                $17,500.00               $0                    $0                   $28,853.26
 Landau

 The Very                 $17,500.00               $0                    $0                   $29,353.26
 Reverend James
 Parks Morton

-------------------

* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.


INVESTMENT ADVISER

     The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The advisory agreements (the "Advisory Agreements") between the Adviser and the Company provide that the Adviser shall manage the operations of the Company, subject to policy established by the Board of Directors of the Company. Pursuant to the Advisory Agreements, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

     For its services under the Advisory Agreements, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of .85% of the first $200,000,000, .75% on the next $400,000,000 and .65% on amounts in excess of $600,000,000 of OFFITBANK High Yield Fund's average daily net assets; .90% of the first $200,000,000 and .80% on amounts in excess thereof of OFFITBANK Emerging Markets Fund's average daily net assets;
 .80% of the first $200,000,000 and .70% on amounts in excess thereof of OFFITBANK Investment Grade Global Debt Fund's average daily net assets; .90% of OFFITBANK Global Convertible Fund's average daily net assets; 1.00% of OFFITBANK Latin America Equity Fund's average daily net assets; .35% of OFFITBANK U.S. Government Securities Fund's average daily net assets; .35% of OFFITBANK Mortgage Securities Fund's average daily net assets; .35% of OFFITBANK National Municipal Fund's average daily net assets; .35% of OFFITBANK California Municipal Fund's average daily net assets and .35% of OFFITBANK New York Municipal Fund's average daily net assets. With respect to OFFITBANK Total Return Fund, the Adviser is entitled to receive a monthly fee from the Fund at the annual rate of .50% with respect to the Fund's assets other than investments in the other Funds of the Company. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. The Adviser may from time to time, at its own expense, provide compensation to financial institutions for performing administration or other tentative services for their customers. These services may include maintaining account records, processing orders to purchase, redeem and exchange shares and answering customer inquiries. For the fiscal year ended December 31, 1997, the Adviser earned fees of $7,832,049 for the High Yield Fund, earned fees of $1,527,416 for the Emerging Markets Fund, earned fees of $589,281 for the Latin America Equity Fund, earned fees of $108,310 and waived fees of $79,754 for the New York Municipal Fund, earned and waived fees of $7,908 for the California Municipal Fund, earned and waived fees of $1,654 for the National Municipal Fund, earned and waived fees of $3,596 for the U.S. Government Securities Fund, and earned and waived fees of $20,098 for the Mortgage Securities Fund. For the fiscal year ended December 31, 1996, the High Yield Fund paid the Adviser $4,989,174 in advisory fees, the Emerging Markets Fund paid the Adviser $759,339; in advisory fees, the Adviser earned $69,937, but waived $69,937, in advisory fees for the New York Municipal Fund and earned $53,176, but waived $53,176, in advisory fees for the Latin America Equity Fund. For the fiscal year ended December 31, 1995, the High Yield Fund paid the Adviser $2,884,016 in advisory fees, the Adviser earned $312,096, but waived $52,155, in advisory fees for the Emerging Markets Fund and earned $23,448, but waived $23,280, in advisory fees for the New York Municipal Fund.

     The Advisory Agreement with respect to the High Yield, Global Debt and Emerging Markets Funds was approved by each Fund's sole shareholder at the time, Furman Selz LLC ("Furman Selz"), on December 29, 1993. The Advisory Agreement for these Funds was most recently re-approved by the Company's Board of Directors on December 4, 1997. The Advisory Agreement relating to the Latin America Equity, Global Convertible, National Municipal, California Municipal and New York Municipal Funds was approved by such Funds' sole shareholder at the time, Furman Selz, on January 31, 1995, and was most recently approved by the Company's Board of Directors on December 4, 1997. The Advisory Agreement with respect to the Total Return, U.S. Government Securities and Mortgage Securities Funds was approved by the Company's Board of Directors on April 10, 1997. Unless sooner terminated, the Advisory Agreements will continue in effect until February 7, 1999, with respect to the High Yield, Global Debt and Emerging Markets Funds, until February 8, 1999 with respect to the Latin America Equity, Global Convertible, National Municipal, California Municipal and New York Municipal Funds, and until June 1, 1999 with respect to the Total Return, U.S. Government Securities and Mortgage Securities Funds, and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information -- Capital Stock") of the outstanding shares of each Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreements may each be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

                                    DISTRIBUTOR

     OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc., with its principal office at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961, distributes the shares of the Company. From January 1, 1997 to June 1, 1998, the Distributor was a wholly-owned subsidiary of BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services. Prior to January 1, 1997, the Distributor was a wholly-owned subsidiary of Furman Selz. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor, as agent of the Company, agrees to use its best efforts as distributor of the Company's shares. Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of Advisor Shares of the Funds, the Company has adopted a Plan of Distribution (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, each Fund is authorized to spend for the account of Advisor Shares up to 0.25% of its average daily net assets solely attributable to Advisor Shares annually, to reimburse the Distributor for such activities primarily intended to result in the sale of Advisor Shares, which are summarized in the Prospectus. For the fiscal periods ended December 31, 1997, 1996 and 1995, no distribution costs were incurred by the Funds.


     The Plan, together with the Distribution Agreement, continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Plan and the Distribution Agreement, the Directors must determine that the Plan is in the best interest of the shareholders of each Fund. The Plan was approved by Furman Selz, as sole shareholder of the High Yield, Global Debt and Emerging Markets Funds, on December 29, 1993 and on October 17, 1994 with respect to the Global Convertible, Latin America Equity, National Municipal, California Municipal and New York Municipal Funds. The Plan, as amended, was most recently approved by the Company's Board of Directors on December 4, 1997. On December 4, 1997, the Distribution Agreement with the Distributor was approved by the Directors.

     The Plan requires that, at least quarterly, the Board of Directors must review a written report prepared by the Treasurer of the Company enumerating the amounts expended and purposes therefor under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such Qualified Directors.

       ADMINISTRATION, TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY SERVICES


ADMINISTRATION

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., serves as Administrator to the Company pursuant to an Administration and Accounting Services Agreement dated February 27, 1998 (the
"Administration Agreement").


     Pursuant to the Administration Agreement, PFPC performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by the Adviser, or by Chase or BONY in their capacity as custodians of the Company. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which will not exceed .125% of average daily net assets. From time to time, the Administrator may waive all or a portion of its fees.


     From January 1, 1997 to June 1, 1998, BISYS Fund Services Limited Partnership ("BISYS") served as the Company's administrator. Prior to January 1, 1997, Furman Selz served as the Company's administrator. For the fiscal year ended December 31, 1997, BISYS was entitled to fees of $1,622,785 for the High Yield Fund, $254,833 for the Emerging Markets Fund, $88,392 for the Latin America Equity Fund, $44,828 for the New York Municipal Fund, $3,373 for the California Municipal Fund, $709 for the National Municipal Fund, $1,541 for the U.S. Government Securities Fund, and $8,613 for the Mortgage Securities Fund. Of such fees, BISYS waived fees of $811,392 for the High Yield Fund, $127,416 for the Emerging Markets Fund, $44,196 for the Latin America Equity Fund, $36,410 for the New York Municipal Fund, $3,373 for the California Municipal Fund, $709 for the National Municipal Fund, $1,541 for the U.S. Government Securities Fund, and $8,613 for the Mortgage Securities Fund. For the fiscal year ended December 31, 1996, Furman Selz was entitled to fees of $971,474 for the High Yield Fund, $126,556 for the Emerging Markets Fund, $8,039 for the Latin America Equity Fund and $26,227 for the New York Municipal Fund. Of such fees, Furman Selz waived $485,738, $63,278, $8,039 and $26,227 for the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund and New York Municipal Funds, respectively. For the fiscal year ended December 31, 1995, Furman Selz was entitled to fees of $536,814 for the High Yield Fund, $52,016 for the Emerging Markets Fund and $8,793 for the New York Municipal Fund. Of such fees earned, Furman Selz waived $268,407, $26,008 and $8,793 for the High Yield, the Emerging Markets and the New York Municipal Funds, respectively. For the fiscal period ended December 31, 1995, Furman Selz waived its entire fee of $8,793 for the New York Municipal Fund.


TRANSFER AGENCY


     PFPC serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a Transfer Agency Agreement dated February 27, 1998 (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC has agreed, among other things, to: (i) process shareholder purchase and redemption orders; (ii) issue periodic statements to shareholders; (iii) process transfers, exchanges and dividend payments; and (iv) maintain all shareholder records for each account in the Company. From January 1, 1997 to June 1, 1998, BISYS Fund Services, Inc., an affiliate of BISYS, served as the Company's transfer agent. Prior to January 1, 1997, Furman Selz served as the Company's transfer agent.


CUSTODY

     The Chase Manhattan Bank (the "Chase") serves as the Company's custodian pursuant to custodian agreements with the Company dated February 7, 1994 with respect to the Global Debt and Emerging Markets Funds, and February 8, 1995 with respect to the Global Convertible and Latin America Equity Funds (the "Custodian Agreements"). Prior to June 27, 1996, Chase also served as the custodian for the High Yield and New York Municipal Funds. Chase is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York ("BONY") serves as custodian of the assets of the High Yield, Total Return, U.S. Government Securities, Mortgage Securities, National Municipal, California Municipal and New York Municipal Funds. The principal business address of BONY is 48 Wall Street, New York, New York 10286. Under the Custodian Agreements, each Custodian has agreed to maintain a separate account or accounts in the name of each applicable Fund; hold and disburse portfolio securities on account of each Fund; collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; and make periodic reports to the Company's Board of Directors concerning the Funds' operations. Each is authorized under the Custodian Agreements to establish separate accounts for the Funds' foreign securities with subcustodians, provided that the custodian remains responsible for the performance of all of its duties under the Custodian Agreements.

                               PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. The High Yield, Emerging Markets and New York Municipal Funds did not pay any brokerage commissions for the fiscal periods ended December 31, 1996 and 1995. The Latin America Equity Fund paid brokerage commissions of $61,192 for the fiscal period ended December 31, 1996. The High Yield, Emerging Markets, U.S. Government Securities, California Municipal, New York Municipal and National Municipal Funds did not pay any brokerage commissions for the fiscal periods ended December 31, 1997. The Latin America Equity Fund paid brokerage commissions of $467,811 for the fiscal period ended December 31, 1997.

     Fixed-income and certain short-term securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

     Trading practices in certain emerging market and Latin American countries are significantly different from those in the United States, and these differences may have adverse consequences on the investment operations of the Emerging Markets, Global Debt, Global Convertible, Total Return and Latin America Equity Funds. Brokerage commissions and other transaction costs on the securities exchanges of emerging market and Latin American countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in emerging market countries are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Factors relating to brokers in emerging market and Latin American countries may also expose the Funds' to risks in connection with the execution of portfolio transactions. There may be less government supervision and regulation of securities exchanges and brokers in these countries than exists in the United States. Brokers in these countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss in the event of such failure.

     Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

     Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                             PURCHASE OF SHARES

     For information pertaining to the manner in which shares of each class of each Fund are offered to the public, see "Purchase of Shares" in the Prospectus. The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company. The officers of the Company may, from time to time, waive the minimum initial and subsequent investment requirements.

                             REDEMPTION OF SHARES

     For information pertaining to the manner in which each class of each Fund may be redeemed, see "Redemption of Shares" in the Prospectus. The Company may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the Commission,
(ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

     The Company has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Company's Prospectus under "Net Asset Value" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

     No charge is made by a Fund for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund.

                          PERFORMANCE CALCULATIONS

     The Company may from time to time quote various performance figures to illustrate the past performance of each class of shares of its Funds. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of the Commission methods for computing performance follows.

TOTAL RETURN

     A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                     n
          P ( l + T )  =  ERV

     where:    P    =    a hypothetical initial payment of $1,000.
               T    =    the average annual total return.
               n    =    the number of years.
               ERV  =    the ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the period.

     Each Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the High Yield Fund). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses, payable by such class that were not borne by the Fund prior to the introduction of such class.

     All of the outstanding shares of the Funds were reclassified as "Select Shares" as of April 29, 1996, and Funds began to offer a new class of shares, "Advisor Shares." The percentages shown in the tables below are based on the fees and expenses actually paid by each Fund for the periods presented, rather than the fees and expenses currently payable by each class of shares, which in certain cases are different (as indicated in the footnotes to the tables).


     The following tables set forth the average annual total returns for each class of shares of each of the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund, and Mortgage Securities Fund for certain time periods ended December 31, 1997.



                                                  HIGH YIELD FUND - SELECT SHARES
One Year .................................                      12.09%
Five Years ...............................                      13.01%
Ten Years ................................                      13.73%



     The High Yield Fund - Advisor Shares non-annualized total return for the period August 14, 1997 (initial sale of Advisor Shares) through December 31, 1997 was 3.93%.



                                                 Emerging Markets Fund - Select Shares *
One Year .................................                      10.67%
Since Inception (March 8, 1994) ..........                      14.12%



----------
*    As of December 31, 1997 there were no Advisor Shares outstanding.



                                                Latin America Equity Fund - Select Shares
One Year .................................                      24.22%
Since Inception (February 13, 1996) ......                      25.50%



     The Latin America Equity Fund - Advisor Shares non-annualized total return for the period June 23, 1997 (initial sale of Advisor Shares) through December 31, 1997 was (4.64%).



                                                New York Municipal Fund - Select Shares *
One Year .................................                       7.84%
Since Inception (April 3, 1995) ..........                       7.17%



----------
*    As of December 31, 1997 there were no Advisor Shares outstanding.



                                                  California Municipal Fund - Select Shares *
Since Inception (April 2, 1997) ..........                       7.14%    **



----------
*    As of December 31, 1997 there were no Advisor Shares outstanding.
**   Non-annualized.



                                                    National Municipal Fund - Select Shares *
Since Inception (October 20, 1997) .......                       2.70%     **



----------
*    As of December 31, 1997 there were no Advisor Shares outstanding.
**   Non-annualized.



                                                U.S. Government Securities Fund - Select Shares *
Since Inception (July 1, 1997) ...........                       4.71%    **



----------
*    As of December 31, 1997 there were no Advisor Shares outstanding.
**   Non-annualized.

                                                   Mortgage Securities Fund - Select Shares *
Since Inception (July 1, 1997) ..................................5.10%    **



----------
*    As of December 31, 1997 there were no Advisor Shares outstanding.
**   Non-annualized.



     As described in the Prospectus under the caption "Expense Information," the High Yield Fund, Emerging Markets, Latin America Equity, New York Municipal Fund, California Municipal, National Municipal, U.S. Government Securities, and Mortgage Securities Funds have been and still are subject to certain fee waivers. Absent such waivers, the returns shown above would be lower.


     The Funds may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

        Aggregate Total Return  =    ERV   -   1
                                     ---
                                      P

     In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the Commission and can be expressed as follows:

                                       6
          YIELD  =  2 [ (  a - b  + 1 )  - 1 ]
                           -----
                            cd

      where:   a  = dividends and interest earned during the period.
               b  = expenses accrued for the period (net of any
                    reimbursements).
               c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
               d  = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.


     The 30-day yield for the Select Shares of the High Yield, Emerging Markets, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds for the period ended December 31, 1997, was 8.55%, 10.25%, 5.71%, 6.01%, 4.28%, 4.05% and 3.84% respectively. The
30-day yield for the Advisor Shares of the High Yield Fund for the period ended December 31, 1997, was 8.55%.


     Each Fund may also advertise tax-equivalent yields which are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

     Each Fund may also advertise its "risk adjusted return," which reflects the total return of the Fund over time adjusted to reflect volatility of the Fund.

    The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance data reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, MORNINGSTAR, MUTUAL FUND VALUES, THE WALL STREET JOURNAL, THE NEW YORK TIMES AND U.S.A. TODAY.

     A Fund may include in advertising or sales literature discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting), investment management techniques, policies or investment suitability of a Fund, economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks and bonds. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes.


        ADDITIONAL INFORMATION CONCERNING DIVIDENDS, DISTRIBUTIONS AND TAXES


     The following discussion is only a brief summary of certain additional tax considerations affecting the Company, its Funds and its shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.

IN GENERAL


     Each Fund intends to qualify as a regulated investment company (a "RIC")under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code")and to continue to so qualify. Qualification as a RIC requires, among other things, that each Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans; gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, for purposes of this calculation in respect of any issuer, to an amount not greater than 5% of the value of a Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.


     Investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.


     Gain or loss, if any, on the sale or other disposition of shares of each of the Funds will generally result in long-term capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than eighteen months, a mid-term capital gain or loss if held for more than twelve months up to and including eighteen months and otherwise as a short-term capital gain or loss. However, if any shares on which an adjusted net long-term capital gain distribution or a mid-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as either an adjusted net long-term capital loss or a mid-term capital loss to the extent that it offsets the corresponding adjusted net long-term capital gain distribution or mid-term capital gain distribution. Moreover, any loss realized on a sale or exchange of shares will be deferred to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares, in which case the basis of the shares acquired will be adjusted upward to reflect the deferred loss. The maximum rate of tax on long-term capital gain of individuals derived with respect to capital assets held for more than one year but less than eighteen months is 28%, and with respect to capital assets held for more than eighteen months is 20%. The maximum rate of tax on ordinary income of individuals is 39.6%.

     Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of provisions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% distribution requirement described in the Prospectus and avoid the 4% excise tax described in the Prospectus. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.



     Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in certain Brady Bonds or other obligations having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. Each Fund intends to elect to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders maybe reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be "debt-financed" (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales.


     The tax treatment of certain securities in which each Fund may invest is not free from doubt and it is possible that an Internal Revenue Service ("IRS")examination of the issuers of such securities or of the Fund could result in adjustments to the income of a Fund. An upward adjustment by the IRS to the income of a Fund may result in the failure of such Fund to satisfy the 90% distribution requirement necessary for such Fund to maintain its status as a RIC under the Code. In such event, a Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not a Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of a Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.


     Certain of a Fund's investments in structured products may, for federal income tax purposes, constitute investments in shares of foreign corporations. If a Fund purchases shares in certain foreign investment entities, called" passive foreign investment companies" ("PFICs"), the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund was able and elected to treat a PFIC as a "qualified electing fund," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund or (iii) the Fund is entitled to mark-to-market annually the shares of the PFIC, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Because of the expansive definition of a PFIC, it is possible that a Fund may invest a portion of its assets in PFICs. It is not anticipated, however, that the portion of such Fund's assets invested in PFICs will be material.



     Under the Code, gain or loss attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. Such gain or loss, referred to under the Code as "section 988" gain or loss, increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Because section 988 loss reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 loss may result in all or a portion of prior dividends distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.


CALIFORNIA MUNICIPAL FUND, NEW YORK MUNICIPAL FUND AND NATIONAL MUNICIPAL FUND

     The California Municipal Fund, New York Municipal Fund and National Municipal Fund intend to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. These Funds' policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of each such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

     Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7,1986. In addition, all exempt-interest dividends will be a component of the "adjusted current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of dividends from the Fund may increase a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which as shareholder's Social Security benefits are taxable.

     The exemption of interest income for regular federal income tax purposes may not result in similar exemptions under the tax law of state and local taxing Authorities. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

     Interest on indebtedness incurred by a shareholder to purchase or carry a Fund's shares is not deductible for federal income tax purposes if such Fund distributes exempt-interest dividends during the shareholder's taxable year.

BACKUP WITHHOLDING

     The Funds may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends (other than exempt-interest dividends) if (i) the payee fails to furnish a Fund with the payee's correct taxpayer identification number, (ii) the IRS notifies a Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

     Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.

                               SHAREHOLDER SERVICES

    The following supplements the information regarding shareholder services set forth in the Company's Prospectus relating to the Funds:

EXCHANGE PRIVILEGE

     Shares of each class of any Fund of the Company may be exchanged for shares of the same class of any of the other Funds or any of the Company's other portfolios provided that, with respect to Select Shares, a shareholder exchanges shares with a value of at least $50,000. Exchange requests with respect to Select Shares should be sent to The OFFITBANK Investment Fund, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange, a shareholder should consider the investment objective of the Fund or portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to 4:00 p.m. (New York time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Expedited exchanges may, upon 60 days' notice to shareholders, also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Company and its shareholders. A Shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.

     For federal income tax purposes, an exchange between Funds or portfolios of the Company is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Company's, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds or portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege maybe modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Company's Funds or other portfolios to another person by written request to The OFFITBANK Investment Fund, Inc. at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             GENERAL INFORMATION

CAPITAL STOCK

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional investment portfolios, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Company, any other single Fund (e.g., approval of Advisory Agreements) or any single class of a Fund, means the vote of the lesser of
(i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required, are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund or of the class of shares of the Fund, if a class vote is required. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Each share of each class of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a class of a Fund are entitled to receive the assets allocable to that class of shares of such Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

CERTAIN OWNERS OF SHARES OF THE COMPANY


     As of March 30, 1998, to the knowledge of the Administrator, the Officers and the Directors of the Company, as a group, own less than 1% of the outstanding voting shares of each Fund. As of March 30, 1998, the following persons owned of record or beneficially 5% or more of the outstanding shares of any class of shares of a Fund of the Company:



Emerging Markets Fund (Select Shares)                Shares Owned       Percentage
-------------------------------------                -------------      ----------
GAF Corporation Master Retirement Trust              1,362,954.325           5.94%
34 Exchange Place
Jersey City, New Jersey  07302

Mall Investment LP                                   2,589,588.629          11.28%
215 Keo Way
Des Moines, IA 50309

Latin America Equity Fund (Select Shares)            Shares Owned       Percentage
-----------------------------------------            -------------      ----------
Stephen Knight Pond Revocable Trust                    200,315.208           5.08%
900 Rockford Road
High Point, N.C.  27262

Noyce Marital Trust                                    226,129.330           5.73%
450 Sheridan Avenue
Palo Alto, CA 94304

The Noyce Foundation                                   231,424.435           5.86%
450 Sheridan Avenue
Palo Alto, CA 94304

Taube Family Trust                                     301,745.732           7.65%
1050 Ralston Avenue
Belmont, CA 94002

Lighthouse Inc.                                        344,844.397           8.74%
111 East 59th Street
New York, N.Y. 10022


Investment Grade Global Debt Fund (Select Shares)    Shares Owned       Percentage
-------------------------------------------------    -------------      ----------

BISYS Fund Services                                          3,200          100%(1)
3435 Stelzer Road
Columbus, OH 43219


                                  Page 26



U.S. Government Securities Fund (Select Shares)      Shares Owned      Percentage
-----------------------------------------------      -------------     ----------
Real Estate Board of New York, Inc.                     56,995.758           5.70%
12 East 41st Street
New York, N.Y.  10017

Zenkel Foundation                                       67,610.907           6.76%
15 West 53 Street
New York, N.Y.  10019

City Parks Foundations, Inc.                            78,224.458           7.82%
830 Fifth Avenue
New York, N.Y.  10021

Wien & Malkin                                          153,038.994          15.31%
60 East 42nd Street
New York, N.Y.  10165

Riverdale Country School, Inc.                         316,689.168        31.67%(1)
5250 Fieldston Road
Bronx, N.Y.  10471

Mortgage Securities Fund (Select Shares)             Shares Owned       Percentage
----------------------------------------             -------------      ----------
Wise Metals Co. Inc.                                   138,557.300           7.24%
800 Central Avenue
Linthioum, Maryland  21090

Riverdale Country School, Inc.                         147,311.012           7.69%
5250 Fieldston Road
Bronx, N.Y.  10471

City Parks Foundations, Inc.                           154,270.101           8.06%
830 Fifth Avenue
New York, N. Y.  10021

Gladys Cole IRA Rollover                               196,636.561          10.27%
1211 Avenue of Americas
New York, N.Y.  10036

Danielle Rich Trust                                    259,379.787          13.55%
36 South Charles Street
Baltimore, Maryland  21201

Ilona Rich Trust                                       259,379.787          13.55%
36 South Charles Street
Baltimore, Maryland  21201

California Municipal Fund (Select Shares)            Shares Owned       Percentage
-----------------------------------------            -------------      ----------
Dennis Lavinthal                                        56,577.561           8.13%
14958 Venture Boulevard
Sherman Oaks, California  91403


                                   Page 27


Lisa Zenkel                                             70,849.951          10.18%
204 South Canyon View
Los Angeles, California  90049

Mathilde M. Notaras                                     95,419.847          13.71%
778 Sarbonne Road
Los Angeles, California  90077

John Calley and Margaret Calley                         99,310.046          14.27%
350 Park Avenue
New York, New York  10022

Elisa Zaffaroni Trust                                  104,067.265          14.95%
950 Page Mill Road
Palo Alto, California  94304

OFFITBANK Capital                                      214,119.339        30.76%(1)
520 Madison Avenue
New York, NY 10022

New York Municipal Fund (Select Shares)              Shares Owned       Percentage
---------------------------------------              -------------      ----------

Susan Halpern                                          264,918.887           5.68%
575 Madison Avenue
New York, N.Y. 10022

Lawrence Weinbach and Patricia Weinbach                412,506.692           8.84%
136 East 79th Street
New York, N.Y. 10021

OFFITBANK Capital                                      753,472.096          16.15%
520 Madison Avenue
New York, N.Y. 10022

National Municipal Fund (Select Shares)              Shares Owned      Percentage
---------------------------------------              -------------      ----------

Nancy Zeckendorf                                        74,986.322          18.09%
502 Park Avenue
New York, N.Y.  10022

Eilhys England                                         126,839.870        30.60%(1)
260 Riversville Road
Greenwich, C.T.  06831

OFFITBANK CAPITAL                                      202,822.482        48.94%(1)
520 Madison Avenue
New York, N.Y.  10022




------------------------------
(1) Accountholder may be deemed to have "control" as defined under the Securities Act of 1933.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP serves as the independent accountants for the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                               FINANCIAL INFORMATION


     The audited financial statements for the Company and the notes thereto appearing in the most current fiscal year Annual Report to shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent accountants, Price Waterhouse LLP, whose report thereon dated February 16, 1998, is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at the telephone number appearing on the front page of this Statement of Additional Information.

                                    APPENDIX A

                          SPECIAL FACTORS AFFECTING THE
                            CALIFORNIA MUNICIPAL FUND

                                    OVERVIEW

     The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the OFFITBANK California Municipal Fund, or result in the default of existing obligations, including obligations which may be held by the OFFITBANK California Municipal Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

     ECONOMIC FACTORS. California's economy is the largest among the 50 states and one of the largest in the world. The State's population of more than 32.8 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.9% in 1996. During the early 1990's, net population growth in the State was due to births and foreign immigration.

     Total personal income in the State, at an estimated $810 billion in 1996, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s, with over 700,000 jobs lost. The worst job losses were led by declines in the aerospace and construction industries, and significantly related to cuts in federal defense spending.

     Since the start of 1994, the California economy has been in a steady recovery in all parts of the State. The State Department of Finance has reported strong net job growth, particularly in construction, high technology and electronic manufacturing and services, wholesale and retail trade, exports, entertainment and tourism. Prerecession job levels were reached in 1996, and have been growing since then at faster than the national average rate. Unemployment is down to half the rate of the recession peak, but still remains higher than the national average. The Asian economic crisis is expected to have some moderating effect on the State's economy, as exports to the region will be reduced, but there are also expected to be some offsetting factors, and State exports to other areas, like Latin America, have been growing rapidly.

     CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

     LIMITATION ON PROPERTY TAXES. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

     LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

     APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. State appropriations were more than $6 billion under the limit for fiscal year 1997-98.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

                       OBLIGATIONS OF THE STATE OF CALIFORNIA

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 1998, the State had outstanding approximately $18.5 billion of long-term general obligation bonds, plus $1.051 billion of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.4 billion of lease-purchase debt supported by the State General Fund. The State also had about $8.7 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1996-97, debt service on general obligation bonds and lease purchase debt was approximately 5.0% of General Fund revenues.

     RECENT FINANCIAL RESULTS. The principal sources of General Fund revenues in 1996-1997 were the California personal income tax (45% of total revenues), the sales tax (34%) and bank and corporation taxes (12%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

     GENERAL. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

     Starting in mid-1990, the State has faced adverse economic, fiscal, and budget conditions. The 1990-1994 economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs.

     RECENT BUDGETS. As a result of the recession and these factors, among others, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1995-96 (although not all of these actions were taken in each year):

     -    significant cuts in health and welfare program expenditures;

     - transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

     - transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

     - reduction in growth of support for higher education programs, coupled with increases in student fees;

     - revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

     - increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

     - various one-time adjustment and accounting changes (some of which have been challenged in court).

     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in FY 1992-93. As a result, the accumulated budget deficit of about $2.8 billion was eliminated by June 30, 1997, when the State showed a positive balance of about $408 million, on a budgetary basis, in the SFEU.

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.

     The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above projections. Over the two years, revenues averaged about $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including implementation of initiatives to reduce class sizes for lower elementary grades to not more than 20 pupils. Higher education funding also increased. Spending for health and welfare programs was kept in check, as previously-implemented cuts in benefit levels were retained.

     The final results for FY 1996-97 showed General Fund revenues of $49.2 billion and expenditures of $48.9 billion. The improved revenues allowed the repayment of the last of the recession-induced budget deficits; the SFEU had a balance of $408 million on a budgetary basis ($281 million on a cash basis) as of June 30, 1997, the first significant positive balance in the decade.
In 1996-97, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes which matured on June 30, 1997, and did not require any external borrowing over the end of the fiscal year.

     Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest financial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the expected additional revenues for the fiscal year.

     On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act assumes General Fund revenues and transfers of $52.5 billion, and contains expenditures of $52.8 billion. As a result, the budget reserve (SFEU) is reduced to an estimated $112 million at June 30, 1998. The Budget Act also contains $14.4 billion of Special Fund expenditures. Following enactment of the Budget Act, the State carried out its normal annual cash flow borrowing, totaling $3.0 billion to mature June 30, 1998.

     The 1997-98 Budget Act provides another year of rapidly increasing funding for K-14 public education. Total General Fund support will reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as FY 1993-94. The $1.75 billion in new funding will be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," to become effective January 1, 1998, will emphasize programs to bring aid recipients into the workforce. As required by federal law, new time limits will be placed on receipt of welfare aid. Grant levels for 1997-98 remain at the reduced, prior years' levels.

     Although, as noted, the 1997-98 Budget Act projects a budget reserve in the SFEU of $112 million on June 30, 1998, the General Fund fund balance on that date also reflects $1.25 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1997-98 Budget Act contained a $200 million appropriation from the General Fund toward this settlement.

     Updated figures from the Department of Finance, released in early January, 1998, project both revenues and expenditures will be higher in 1997-98 than estimated when the Budget Act was passed, reflecting continued strong economic activity. The Department projects the budget reserve (SFEU) at June 30, 1998 will be approximately $329 million.

     PROPOSED 1998-99 FISCAL YEAR BUDGET

     The Governor released his proposed FY 1998-99 Budget on January 9, 1998. It projected General Fund revenues and transfers of $55.4 billion, an increase of almost 5% over 1997-98.

Revenue losses due to tax cuts enacted in late 1997 were expected to be offset by higher capital gains realizations. The Governor proposed expenditures of $55.4 billion, also an almost 5% increase from the prior year. The Governor's Budget proposes significant additional funding for K-12 schools under Proposition 98, as well as additional funding for higher education, with a proposed reduction of college student fees. State and federal funds will be used in the new CalWORKS welfare program, with projections of a fourth consecutive year or caseload decline. The Governor has proposed a large capital expenditure program, focusing on schools and universities, but also including corrections, environmental and general government projects. These proposals would require approval of almost $10 billion of new general obligation bonds over the next six years. All of the Governor's proposals will be reviewed by the Legislature as part of the annual budget process.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

     BOND RATING. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. As of April 1998 California's general obligation bonds were assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA-" from Fitch.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     LEGAL PROCEEDINGS. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

                           OBLIGATIONS OF OTHER ISSUERS

     OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. While the Governor initially proposed to grant new aid to local governments from the State's improved fiscal condition in 1997-98, the decision to repay the State pension fund eliminated these moneys.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1996-96 and FY1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     Legislation enacted in late 1997 provides for the State to take over financial responsibility for funding trial courts throughout the State. This is estimated to save counties and cities a total of over $350 million annually.

     ASSESSMENT BONDS. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.

                               OTHER CONSIDERATIONS

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

                                     APPENDIX B

                             SPECIAL FACTORS AFFECTING
                            THE NEW YORK MUNICIPAL FUND

     Some of the significant financial considerations relating to the investments of the OFFITBANK New York Municipal Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                                   NEW YORK STATE

     NEW YORK STATE FINANCING ACTIVITIES. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

     The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual- obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

     The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.

     The State anticipated that its capital programs would be financed, in part, through borrowings by the State and public authorities in the 1997-98 fiscal year. The State expected to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature also authorized the issuance of up to $311 million in COPs during the State's 1997-98 fiscal year for equipment purchases.

     The proposed 1997-98 through 2002-2003 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As part of the Plan, changes were proposed to the State's 1997-98 borrowing plan, including: delay of the issuance of Certificates of Participation ("COPs") to finance welfare information systems through 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

     As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for the purposes of redeeming outstanding BANs) and $140 million in general obligation paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other coasts, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

     Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $1.9 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. Included therein are borrowings by (i) DASNY for the State University of New York ("SUNY"), The City University of New York ("CUNY"), health facilities, and mental health facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ("HFA") for housing programs; and (v) borrowings by the Environmental Facilities Corporation ("EFC") and other authorities. In addition, in the 1997 legislative session, the Legislature also approved two new authorizations for lease-purchase and contractual obligation financings. An aggregate $425 million was authorized for four public authorities (Thruway Authority, DASNY, UDC and HFA) for the Community Enhancement Facility Program for economic development purposes, including sports facilities, cultural institutions, transportation, infrastructure and other community facility projects. DASNY was also authorized to issue up to $40 million to finance the expansion and improvement of facilities at the Albany County airport.

     In addition to the arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC") was created to provide financing assistance to New York City (the "City"). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC, however, do not include moral obligation provisions.

     THE 1997-1998 STATE FINANCIAL PLAN. The State's budget for the State's 1997-98 fiscal year, commencing on April 1, 1997 and ending on March 31, 1998, was enacted by the Legislature on August 4, 1997. The State Financial Plan for the 1997-98 fiscal year (the "State Financial Plan") was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State Financial Plan is updated in October and January. The State Financial Plan was projected to be balanced on a cash basis; however there can be no assurance that the State Financial Plan will continue to be in balance. Total General Fund receipts and transfers from other funds were projected to be $35.09 billion, while total General Fund disbursements and transfers to other funds were projected to be $34.60 billion. After adjustments for comparability, the adopted 1997-98 budget projected a year-over-year increase in General Fund disbursements of 5.2 percent. As compared to the Governor's proposed budget as revised in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.70 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures included $540 million in increased revenues projected for 1997-98, increased resources produced in the 1996-1997 fiscal year that were to be utilized in 1997-1998, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

     The State Financial Plan included actions that would have an effect on the budget outlook for State fiscal year 1997-98 and beyond. The State Division of the Budget ("DOB") estimated that the 1997-98 State Financial Plan contained actions that provide non-recurring resources or savings totaling approximately $270 million. These included the use of $200 million in federal reimbursement funds available from retroactive social service claims approved by the federal government in April 1997. The balance is composed of various other actions, primarily the transfer of unused special revenue fund balances to the General Fund.

     The State closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion for its 1995-96 through 1997-98 fiscal years, respectively. The 1998-99 gap was projected at $1.68 billion, in the outyear projections submitted to the legislature in February 1997. As a result of changes made in the enacted budget, that gap is now expected to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The expected gap is smaller than the three previous budget gaps closed by the State.

     The outyear projection will be impacted by a variety of factors. Certain actions taken in the State's 1997-98 fiscal year, such as medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-98 adopted budget and included in the State Financial Plan is expected to benefit the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare case load and health care costs would also produce additional savings in the State Financial Plan. Finally, various federal actions, including the potential benefit effect on State tax receipts from changes to the federal tax treatment of capital gains, would potentially provide significant benefits to the State over the next several years.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1997-98 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.

     In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

     The following discussion summarizes the State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1997-98 fiscal year, the General Fund was expected by the State to account for approximately 48 percent of total governmental-funds disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     The General Fund was projected to be balanced on a cash basis for the 1997-98 fiscal year; however there can be no assurance that the General Fund will remain balanced for the entire fiscal year. Total receipts are projected to be $35.09 billion, an increase of $2 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.60 billion, an increase of $2.05 billion over the total amount disbursed and transferred in the prior fiscal year.

     In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.

     Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type was expected to comprise more than 42 percent of total governmental funds receipts and disbursements in the 1997-98 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

     Projected receipts in this fund type totaled $28.22 billion, an increase of $2.51 billion over the prior year. Projected disbursements in this fund type totaled $28.45 billion, an increase of $2.43 billion over 1996-97 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, were projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the "MTA") funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

     Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1997-98 fiscal year, activity in these funds was expected to comprise 5 percent of total governmental receipts and disbursements.

     Total receipts in this fund type were projected at $3.30 billion. Bond and note proceeds were expected to provide $605 million in other financing sources. Disbursements from this fund type were projected to be $3.70 billion, a decrease of $154 million (4.3 percent) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27 percent) of the activity in this fund type. Total spending for capital projects would be financed through a combination of sources: federal grants (29 percent), public authority bond proceeds (31 percent), general obligation bond proceeds (15 percent), and pay-as-you-go revenues (25 percent).

     Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund was expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1997-98 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

     The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1997-98 fiscal year, total disbursements in this fund type were projected at $3.17 billion, an increase of $64 million or 25 percent, most of which is explained by increases in the General Fund transfer. The projected transfer from the General Fund of $2.07 billion was expected to finance 65 percent of these payments.

     PRIOR FISCAL YEARS. A narrative description of cash-basis results in the General Fund is presented below for the prior three fiscal years.

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last five fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below. There can be no assurance, however, that such trends will continue.

     FISCAL YEAR 1996-97. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

     The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 1997.

     General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

     FISCAL YEAR 1995-96. The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

     General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies.

     FISCAL YEAR 1994-95. The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

     General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

     OTHER FUNDS. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

     In the Special Revenue Funds, disbursements increased from $24.38 billion to $26.02 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

     Disbursements in the Capital Projects Funds declined from $3.62 billion to $3.54 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

     Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

     STATE FINANCIAL PLAN CONSIDERATIONS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The State Financial Plan was based upon a July 1997 projection by DOB of national and State economic activity. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1997-98 Financial Plan.

     On August 22, 1996 the President signed the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). This new law made significant changes to welfare and other benefit programs. Major changes included conversion of AFDC into the TANF block grant to states, new work requirements and durational limits on recipients of TANF, and limits on assistance provided to immigrants. City expenditures as a result of welfare reform are estimated in the Financial Plan at $49 million in fiscal year 1998, $45 million in fiscal year 1999, $38 million in fiscal year 2000 and $44 million in fiscal year 2001. In addition, the City's naturalization initiative, CITIZENSHIP NYC, will assist immigrants made ineligible under Federal law to regain eligibility for benefits, by helping them through the application process for citizenship. The Financial Plan assumes that 75% of those immigrants who otherwise would have lost benefits will become citizens, resulting in projected savings to the City in public assistance expenditures of $6 million in fiscal year 1999, $24 million in fiscal year 2000 and $25 million in fiscal year 2001. Federal legislation enacted August 5, 1997, reinstated eligibility for even more immigrants currently on the rolls than projected. The outyear estimates made by OMB are preliminary and depend on a variety of factors, which are impossible to predict, including the implementation of workfare and child care programs modified by newly enacted State law, the impact of possible litigation challenging the law, and the impact of adverse economic developments on welfare and other benefit programs. In accordance with the Federal welfare reform law, the Governor submitted a State plan to the Federal government and such plan was deemed complete as of December 2, 1996. New York State's welfare reform, bringing the State into compliance with the 1996 Welfare Act and making changes to the Home Relief program, was signed into law on August 20, 1997. The Governor submitted an amended State plan to the Federal government, reflecting these changes, on September 20, 1997. Implementation of the changes at the State level will in part determine the possible costs or savings to the City. it is expected that OMB's preliminary estimates of potential costs will change, based on new policies to be developed by the State and City with respect to benefits no longer funded as Federal entitlements.

     The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance in the State Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected by the State DOB that the State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State work force, and efficiency and productivity initiatives. The division of the Budget intends to update the State Financial Plan and provide an update to the Annual Information Statement upon release of the 1997-98 Executive Budget.

     U.S. ECONOMY. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has bee hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

     DOB forecasts that national economic growth will continue in 1998 and 1999, it is expected to be substantially slower than is was in 1997. Real Gross Domestic Product ("GDP") is projected to increase 2.6 percent in 1998, which is a full percentage point lower than the estimated 1997 growth rate. In 1999, the GDP is expected to fall to 2.0 percent. The growth of nominal GDP is projected to decline from 5.8 percent in 1997 to 4.8 percent in 1998 and to 4.3 percent in 1999. The inflation rate is expected to drop to 2.2 percent in 1998, before rising to 2.5 percent in 1999. The annual rate of job growth is expected to be 2.3 percent in 1998, equaling the strong growth rate experienced in 1997. In 1999, however, employment growth is forecast to slow markedly to 1.3 percent. Growth in personal income and wages is expected to slow in 1998 and 1999.

     NEW YORK ECONOMY. The DOB forecast of the State's economy projects continued moderate growth in 1998 and 1999 for employment, wages, and personal income. The growth is projected to lesson, however, during the course of the two years. Personal income is estimated to by 5.4 percent in 1997, 4.8 percent in 1998, and 4.3 percent in 1999. Increases in 1998 year end bonus payments are projected to be modest, a substantial change from the rate of increase of recent years. Overall employment is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health, social service, and banking sectors.

     Current forecasts for continued growth, and any resultant impact on the State's financial plans, contain some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumer spending. Investments could also remain robust. Conversely, hints of accelerating inflation or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly form actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its work force engaged in manufacturing, and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:

          SERVICES: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

          MANUFACTURING: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

          TRADE: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

          FINANCE, INSURANCE AND REAL ESTATE: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.

          AGRICULTURE: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

          GOVERNMENT: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

     In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

     FINANCIAL PLAN UPDATES. The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period and revised estimates of receipts and disbursements for the then current fiscal year. The First Quarter Update was incorporated into the cash-basis State Financial Plan of August 15, 1997 (the "August Financial Plan").

     THE MID-YEAR UPDATE. The State issued its first update to the cash-basis 1997-98 State Financial Plan (the "Mid-Year Update") on October 30, 1997. No revisions were made to the estimates of receipts and disbursements based on the current economic forecasts for both the nation and the State. The Mid-Year Update continues to reflect a balanced 1997-98 State Financial Plan, with a projected General Fund reserve for future needs of $530 million. This projected surplus is now considered to be at the low end of the range of possible outcomes for the 1997-98 fiscal year.

     The forecast of the State economy also remains unchanged from the one formulated with the August Financial Plan. Steady growth was projected to continue through the second half of 1997. Personal income was projected to increase by 6.1 percent in 1997 and 4.5 percent in 1998, reflecting projected wage growth fueled in part by financial sector bonus payments. The forecast projected employment increases of 1.4 percent in 1997 and 1.0 percent in 1998.

     The projected 1997-98 closing fund balance in the General Fund of $927 million reflects a reserve for future needs of $530 million, a balance of $332 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a balance of $65 million in the Contingency Reserve Fund (following a deposit of $24 million during the current fiscal year). These two reserves remain available to help offset potential risks to the Financial Plan. Based upon experience to date, it is likely that the closing fund balance will be larger, providing additional resources for the 1998-99 fiscal year.

     All governmental funds receipts and disbursements are also unchanged.
The projected closing fund balance for all governmental funds remains $1.43 billion. The annual increase in spending for all governmental funds remains approximately 7 percent. Total projected receipts in all governmental funds (excluding transfers) are approximately $67.31 billion. All funds disbursements (excluding transfers) are $67.37 billion. Total net other financing sources across all governmental funds are projected at $505 million.

     On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled "Outyear Projections of Receipts and Disbursements" in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

     On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in

1987 and 1991.  However, the federal Health Care Financing Administration
(HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

     The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.

     On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

     On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis.

     THE JANUARY UPDATE. The State revised its 1997-98 Financial Plan on January 20, 1998 (the "January Update"), in conjunction with the release of its Executive Budget Forecast for the 1998-99 fiscal year. The State predicted that the 1997-98 General Fund Financial Plan would continue to be balanced, with a projected cash surplus of $1.83 billion, an increase of $1.32 billion form the State's Mid-Year Update. The General Fund closing balance is projected to be $465 million at the end of the 1997-98 fiscal year, a decline of $462 million from the Mid-Year Update. This decline reflects the application of $530 million in undesignated reserve and additional surplus money projected in the January Update to pay for certain one-time accelerated payments.

     Personal income tax collections for 1997-98 are projected at $18.5 billion, a $363 million decrease from the Mid-Year Update. Business tax receipts are projected to increase by $158 million, for a total of $4.98 billion. User tax estimates increased $52 million to $7.06 billion. Other tax receipts are projected to increase by $103 million over the Mid-Year Update to total $1.09 billion for the fiscal year.

     The State projected that disbursements would increase by $565 million over the Mid-Year Update. The State attributed the majority of the increase to a one-time dispersement of a $561 million pre-payment of expenditures previously scheduled for 1998-99. Outside of this accelerated payment the projected General Fund spending for the 1997-98 year remained essentially unchanged from the Mid-Year Update.

     THE 1998-99 EXECUTIVE BUDGET. The Governor presented the 1998-99 Executive Budget (the "Executive Budget") to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts, and a proposed Capital Program and Financing Plan. The State expects that the Governor will prepare amendments to the Executive Budget as permitted under applicable law and that these amendments will be reflected in a revised financial plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor or that the State's budget projections will not differ materially or adversely from projections set forth in any of its updates.

     Under the Executive Budget, the 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts (including transfers from other funds) are projected to be $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. The State General Fund tax base is projected to increase approximately six percent during 1998-99, after adjusting for tax law and administrative changes. Personal income tax collections in the General Fund are projected to increase to $19.82 billion, a $1.32 billion increase over 1997-98. User tax collections and fee receipts are projected to reach $7.2 billion, an increase of $144 million over the previous year. Business tax receipts are projected to decline in 1998-99 from $4.98 to $4.96 billion largely due to scheduled tax reductions.
Receipts from other taxes are also projected to decline form $1.79 billion to $1.01 billion in 1998-99. Miscellaneous receipts are projected to decline from $1.57 billion in 1997-98 to $1.4 billion in the 1998-99 fiscal year.

     General Fund distributions, including transfers to other funds, are projected to be $36.18 billion in 1998-99, an increase of $1.02 billion over projected expenditures (including prepayments) for the 1997-98 fiscal year. The Executive Budget proposes a year-to-year growth in General Fund spending of 2.89 percent, a growth in State Funds spending of 8.5 percent, and an increase in All Government Funds spending of 7.6 percent. Dispersements from the category of Grants to Local Governments (which constitute 67.9 percent of all General Fund spending) are projected to increase by $931 million to $24.55 billion in 1998-99, or 3.9 percent above 1997-98. Support of State operations is projected to increase by $524 million to $6.73 billion, or 8.4 percent higher than 1997-98. Total spending in General State charges is projected to decline slightly in 1998-99 to $2.23 billion. Transfers in support of debt services are projected to grow 5.8 percent in 1998-99, from $2.03 billion to $2.15 billion.

     The Division of Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1998-99 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic, and political factors. These factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. For example, there can be no assurance that the Legislature will enact the Governor's proposals or the State's actions will be sufficient to preserve budgetary balance or align recurring receipts and disbursements in either 1998-99 or future fiscal years.

     Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. The risk includes whether the financial market changes or broader economic "correction" occurs during the period and is heightened by the relatively lengthy expansions in the market that are currently underway. The securities industry is more important to the New York economy than the national economy and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. Additionally, a normal "forecast error" of one percentage point in the expected growth rate could cumulatively raise or lower receipts by over $1 billion by the last year of the 1998-2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial results in State receipts.

     RATINGS AGENCIES.    On August 28, 1997, Standard & Poor's ("S&P")
revised its ratings on the State's general obligation bonds to A from A-, and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA- to A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A-, and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A- rating.

     On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1.

     AUTHORITIES. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1996 there were 17 public authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $75.4 billion.

     There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

     In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance.

     Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

     The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     METROPOLITAN TRANSPORTATION AUTHORITY. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax-- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-98 fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

     LOCALITIES. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

     MUNICIPAL INDEBTEDNESS. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

     LITIGATION. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve:
(i) employee welfare benefit plans where plaintiffs are seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers;
(vii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby;
(viii) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (ix) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (x) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; (xi) a challenge to the constitutionality of the Clean Water/Clean Air Bond Act of 1996 and its implementing regulations; (xii) two challenges to regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1996-97 fiscal years; and (xiii) an action to compel the State to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian customers on Indian reservations.

     Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain balanced 1997-98 and 1998-99 State Financial Plans. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1997, the State reports its estimated liability for awards and anticipated unfavorable judgments at $364 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount that the 1997-98 and 1998-99 State Financial Plans reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain balanced plans.

                                   NEW YORK CITY

     The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Current law requires the City to prepare four-year annual financial plans, which are reviewed and revised on a quarterly basis and includes capital, revenue, and expense projections and outlines proposed gap-closing for the years with projected budget gaps. An annual financial report for its most recent completed fiscal year is prepared at the end of October of each year.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period.

     Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the "City Financial Plan"), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

     THE 1998-2002 FINANCIAL PLAN. On January 29, 1998, the City published the Financial Plan for the 1998 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the four-year financial plan submitted to the Control Board on June 10, 1997 (the "June Financial Plan").

     The 1998-2002 Financial Plan reflects actual receipts, expenditure, and changes in forecast revenues and disbursements since the June Financial Plan. The 1998-2002 Financial Plan projects revenues and expenditures for the 1998 and 1999 fiscal years to be balanced in accordance with GAAP. Gaps are projected, however, of $1.8 billion, $2.0 billion, and $1.9 billion for the 2000, 2001, and 2002 years, respectively. Changes since the June Financial Plan include: (i) an increase in projected tax revenue in 1998 ($841 million), 1999 ($738 million), 2000 ($808 million), and ($802 million), including an increase in sales tax revenues resulting from the state adopting a smaller than expected sales tax reduction; (ii) a reduction in assumed State aid of $283 million in the 1998 fiscal year and between $134-142 million in each year from 1999-2001; (iii) a reduction in the projected debt service expenditures totaling $164 million, $291 million, $127 million, and $145 million in the 1998 through 2001 fiscal years, respectively; (iv) an increase in Board of Education (the "BOE") spending of $70 million, $182 million, $59 million, and $61 million in the 1998 through 2001 fiscal years, respectively; and (v) an increase in expenditures totaling $71 million in the 1998 fiscal year and between $214 million and $273 million in each of the 1999 and 2001 fiscal years, reflecting additional spending for the City's proposed drug initiative and other agency spending. The 1998-2002 Financial Plan also includes a proposed discretionary transfer in the 1998 fiscal year of an additional $920 million in debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $210 million of debt service due in fiscal year 2000, included in the Budget Stabilization Account for 1998 and 1999 fiscal years, respectively, raising the total in the Budget Stabilization Account for the 1998 fiscal year to $1.2 billion.

     Additionally, the 1998-2002 Financial Plan sets forth gap-closing actions to eliminate a previously projected budget gap for the 1999 fiscal year and to reduce projected gaps for fiscal years 2000 through 2002. Gap-closing actions for 1998 through 2002 fiscal years include: (i) additional agency actions totaling $122 million, $429 million, $354 million, $303 million, and $311 million in fiscal years 1998 through 2002, respectively; (ii) assumed additional Federal aid of $250 million in each of fiscal years 1999 through 2002, which could include funds to be distributed from the tobacco settlement, increased Medicaid assistance, unrestricted Federal revenue sharing aid or increased funds for school construction; and (iii) assumed additional State aid of $200 million in each of fiscal years 1999 through 2002, including an increase in revenue sharing payments and reimbursement of inmate costs proposed by the City. The gap-closing actions are partially offset by proposed new tax reduction programs totalling $237 million, $537 million, $610 million, and $774 million in fiscal years 1999 through 2002, respectively.

     The City's projected budget gap for the 2001 and 2002 fiscal years does not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2000 budget are not taken into account in projecting budget gaps for the 2001 and 2002 fiscal years.

      Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve a balanced operating results for the 1998 fiscal year, thee can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases, or expenditure reductions. Additional tax increases and reductions in essential City services could also adversely affect the City's economic base.

     ASSUMPTIONS. The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $168 million, $507 million, and $530 million in the 2000, 2001, and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 the extension of which is projected to provide revenue of $187 million, $531 million and $554 million, and $579 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $365 million, $175 million, $170 million, and $70 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. It is expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 1998, and that there will be alternative proposals to reduce taxes (including the 12.5% personal income tax surcharge) and increase in spending. Accordingly, the Financial Plan may be changed by the time the budget for the 1999 fiscal year is adopted. Moreover, the Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     The City's Financial Plan is based on numerous additional assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1998 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the City Financial Plan; the impact on the City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The Governor presented his 1998-1999 Executive Budget to the Legislature on January 20, 1998. In recent years, however, the State has failed to adopt a budget prior to the beginning of the fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

      CITY EMPLOYEES. Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

     Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.

     The 1998-2002 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 204,685 on June 30, 1998 to an estimated level of 203,987 by June 30, 2002, before implementation of the gap closing program outlined in the City Financial Plan.

     Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately 86% of the City's work force. The City Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

     The City's pension expenditures for the 1998 fiscal year are expected to approximate $1.5 billion. In each of fiscal years 1999 through 2002, these expenditures are expected to approximate $1.4 billion, $1.4 billion, $1.4 billion, and $1.3 billion, respectively. Certain of the systems may provide pension benefits of 50% to 55% of "final pay" after 20 to 25 years of service without additional benefits for subsequent years of service. For the 1997 fiscal year, the City's total annual pension costs, including the City's pension costs not associated with the five major actuarial systems, plus Federal Social Security tax payments by the City for the year, were approximately 19.04% of total payroll costs. In addition, contributions are also made by certain component units of the City and government units directly to the three cost sharing multiple employer actuarial systems. The State Constitution provides that pension rights of public employees are contractual and shall not be diminished or impaired.

     REPORTS ON THE CITY FINANCIAL PLAN. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment, and it is expected that the staff of the Control Board will issue a report on the 1998-2002 Financial Plan in the near future.

     On February 26, 1998, the City Comptroller issued a report on the 1998 fiscal year and the preliminary budget for the 1999 fiscal year, as reflected in the 1997-2001 Financial Plan. With respect to the 1998 fiscal year, the report identified a possible surplus of between $71 million and $293 million above the level projected in the City's plan. The report stated that the additional surplus reflects the possibility of the receipt of an additional $225 million of tax revenues, and that the size of the possible surplus depends primarily on whether the sale of the New York Coliseum for $200 million is completed. With respect to the 1999 fiscal year, the report identified a possible gap of $153 million or a possible surplus of $269 million, depending upon whether the State approves the extension of 12.5% personal income tax surcharge and the amount of surplus for the 1998 fiscal year available for debt service in the 1999 fiscal year.

     The potential risks identified in the City Comptroller's report for the 1999 fiscal year include: (i) assumed payments from the Port Authority relating to the City's claims for back rentals and an increase in future rentals, part of which are the subject of the arbitration, totaling $335 million; (ii) State approval of the 12.5% personal income tax surcharge beyond December 1, 1998, which would generate $188 million in the 1999 fiscal year and which the Speaker of the City Counsel has opposed; and (iii) the receipt of an additional $450 million of State and Federal aid assumed in the financial plan. The potential risks are offset by potential additional resources for the 1999 fiscal year, including the potential for an additional $150 million of State educational aid, $150 million of additional debt service savings, $176 million in tax revenues if the proposed sales tax reduction on clothing is not approved, $294 million of higher than projected tax revenues and the availability in the 1999 fiscal year of an additional $71 million to $293 million surplus from the 1998 fiscal year. The report also noted that the City Comptroller will begin writing off outstanding education-aid receivables that are 10 years past due, which are estimated to be approximately $4 million in the 1998 fiscal year and $39 million in the 1999 fiscal year, and which total $914 million for fiscal years 1989 through 1997.
In addition, the report noted that City-funded expenditures for the 1998 fiscal year are expected to exceed the ceiling established in the May 1996 agreement between the City and MAC, which would permit MAC to recover from the City in the 1999 fiscal year an amount equal to such excess spending, up to $125 million. Finally, the report noted that, while the City is in a relatively strong financial position, its reliance on State and Federal aid to close its budget gap for the 1999 fiscal year raises concerns, and that the City's spending will again be under pressure in the event of an economic downturn. The City Comptroller also noted (in a separate report on the City's capital debt) that debt burden measures, such as annual debt service as a percentage of tax revenues, debt per capita, and debt assessed value of real property, are approaching historically high post-fiscal crises levels, which calls for restraint in the City's capital program, while the City's infrastructure requires additional resources.

     Also on February 26, 1998, the staff of OSDC issued a report on the Financial Plan. With respect to the 1998 fiscal year, the OSCD report noted that the City's revenues could be $200 million greater than projected in the Financial Plan. While noting a potential delay in the receipt of proceeds from the sale of the New York Coliseum, the report projects that it is not likely that those resources will be needed in the 1998 fiscal year. The report projected potential budget gaps of $462 million, $2.6 billion, $2.7 billion, and $2.3 billion for the 1999 through 2002 fiscal years, respectively, which include the gaps projected in the Financial Plan for fiscal years 2000 through 2002 and the additional net risks identified in the report totaling $762 million, $1.012 billion, $913 million, and $774 million for the 1999 through 2002 fiscal years, respectively, which are reduced by the potential for greater than forecast revenues and lower than forecast pension costs for fiscal years 2000 through 2002. The largest risks identified in the report relate to (i) the receipt of projected Port Authority lease payments which are the subject of arbitration and lease negotiations; (ii) City gap-closing proposals for additional State and Federal assistance; and (iii) State approval of a three-year extension of the City's 12.5% personal income tax surcharge. Additional risks identified in the report include unfunded expenditures for project READ totaling $125 million for each of the 2000 through 2002 fiscal years and the potential for additional funding needs for the City's labor reserve, which total $104 million in the 1999 fiscal year and exceed $200 million in each of the 2000 through 2002 years, to pay for collective bargaining increases for the Covered Organizations, which the Plan assumes the Covered Organizations will pay instead of the City. The report noted that these risks could be reduced if the Tax Reduction Program proposed in the Financial Plan is not approved by the City Counsel and the State. The report also noted that: (i) HHC faces potential budget gaps starting in the 1999 fiscal year and reflecting the expected loss of revenues associated with the implementation of Medicaid mandatory managed care; (ii) the Financial Plan assumes that the State will extend the 14% personal income tax surcharge; (iii) the City faces potential liability for State education aid owed from prior years which the City could be required to write off if a plan is not reached to fund these claims; and
(iv) the City might be required to reimburse MAC up to $125 million on the 1999 fiscal year if the City spending limits set forth in the May 1996 agreement with MAC are exceeded in the 1998 fiscal year. However, the report noted that actual fiscal year 1998 spending will not be determined until October 1998, and in the interim, City and MAC officials are discussing solutions to the reimbursement problem.

     The OSDC report noted also that, while the City's financial outlook has improved because of actions taken by the City, Federal, and State governments and record securities industry performance, the staff remained concerned about the City's dependence on the securities industry and whether the City will be able to sustain a relatively high level of spending. The report noted that City-funded spending is projected to grow by 7.2% in fiscal year 1998 and by 4.5% in fiscal year 1999, while revenues are projected to grow by only 1.8% in fiscal year 1999. Moreover, the report noted that while the budget gaps for fiscal years 2000 through 2002 have been reduced, they are still large by historical standards, and the budget makes no provisions for wage increases after the expiration of current contacts, which, at the projected inflation rate, would increase costs by $375 million in fiscal year 2001 and by $725 million in fiscal year 2002. Finally, the report noted that the Asian financial and economic crises could intensify and create greater impact on financial markets in the U.S. economy than currently anticipated, or that the Federal Reserve Board could raise interest rates, which could adversely affect the financial markets and the City's financial condition.

     On January 13, 1998, the IBO released a report setting forth its forecast for the City's revenues and expenditures for the 1998 through 2001 fiscal years, assuming continuation of current spending policies and tax laws. In the report, the IBO forecasts that the City will end the 1998 fiscal year with a surplus of $120 million, in addition to $514 million in the Budget Stabilization Account. Additionally, the report forecasts that the City will face gaps of $1.4 billion, $2.6 billion, and $2.8 billion in the 1999 through 2001 fiscal years, respectively, resulting from 4.8% annual growth in spending form 1998 through 2001, compared with 2.2% annual revenue growth. The report noted that slow revenue growth is attributable to a variety of factors, including a gradual deceleration in economic growth through the first half of calendar year 1999, the impact of recently enacted tax cuts and constraints on increases in the real property tax, as well as uncertain back rent payments from the Port Authority, while future costs for existing programs will increase to reflect inflation and scheduled pay increases for the City employees during the term of existing labor agreements. The report also noted that debt service and education spending will increase rapidly, while spending for social services rise more slowly due to lower projected caseloads.

     Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

     PREVIOUS REPORTS. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the City Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of BOE has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables. On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the City Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October has declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market decline, since there is a lag between activity on Wall Street and City tax revenues, if the current stock market decline persists, tax revenue forecasts for subsequent years will have to be revised downward. The report noted that the City was not affected by the October 1987 stock market crash until the 1990 fiscal year, when revenues from the City's business and real estate taxes fell by 20% over the 1989 fiscal year. The report also noted that expenditures for short-term and long-term debt issued during the first half of the 1998 fiscal year are estimated to be between approximately $53.9 million and $58.8 million below levels anticipated in the City's adopted budget for the 1998 fiscal year, approximately $20 million below anticipated levels in the 1999 fiscal year and approximately $30 million below anticipated levels in each of fiscal years 2000 and 2001 due to less borrowing and lower interest rates than assumed.

     On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997, modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits, by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid Coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the City Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled. The IBO has stated that it will release an updated report to provide a detailed analysis of these developments and their likely impact on the City.

     On July 16, 1997, the City Comptroller issued a report on the City Financial Plan. With respect to the 1998 fiscal year, the report identified a possible $112 million surplus or a possible total net budget gap of up to $440 million, depending primarily on whether the tax reduction program proposed in the City Financial Plan is implemented and the 14% personal income tax surcharge is extended beyond December 31, 1997. The risks identified in the report for the 1998 fiscal year include (i) $178 million related to BOE, resulting primarily from unidentified expenditure reductions and prior year State aid receivables;
(ii) State aid totaling $115 million which is assumed in the City Financial Plan but not provided for in the Governor's Executive Budget; (iii) State approval of the extension of the 14% personal income tax surcharge beyond December 31, 1997, which would generate $169 million in the 1998 fiscal year; (iv) City proposals for State aid totaling $271 million, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; and (v) the assumed sale of the Coliseum for $200 million, which may be delayed. The report noted that these risks could be partially offset by between $597 million and $765 million in potentially available resources, including $200 million of higher projected tax revenues, $150 million of possible additional State education aid and the possibility that the proposed sales tax reduction will not be enacted, which would result in $157 million of additional tax revenues in the 1998 fiscal year. With respect to the 1998 fiscal year, the report stated that the City has budgeted $200 million in the General Reserve and included in the City Financial Plan a $300 million surplus to be used in the 1999 fiscal year, making the potential $440 million budget gap manageable. However, the report also expressed concern as to the sustainability of profits in the securities industry.

     With respect to the 1999 and subsequent fiscal years, the report identified total net budget gaps of between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, respectively, which include the gaps set forth in the City Financial Plan. The potential risks and potential available resources identified in the report for the 1999 through 2001 fiscal years include most of the risks and resources identified for the 1998 fiscal year, except that the additional risks for the 1999 through 2001 fiscal years include (i) assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration, totaling $350 million, $140 million and $135 million in the 1999-2001 fiscal years, respectively; and (ii) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, which would generate $190 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively.

     On July 15, 1997, the staff of the Control Board issued a report commenting on the City Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the City Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the Financial Plan Period and expenditures which are projected to grow at about the rate of inflation. The report identified net risks totaling $485 million, $930 million, $1.2 billion and $1.4 billion for 1998 through 2001 fiscal years, respectively, in addition to the gaps projected in the City Financial Plan for fiscal years 1999 through 2001. The principal risks identified in the report included (i) potential tax revenues shortfalls totaling $150 million, $300 million and $400 million for the 1999 through 2001 fiscal years, respectively, based on historical average trends; (ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions, totaling $163 million, $209 million, $218 million and $218 million in the 1998 through 2001 fiscal years, respectively;
(iii) the proposed sale of certain assets in the 1998 fiscal year totaling
$248 million, which could be delayed; (iv) assumed additional State actions totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively, which requires State legislation; and (vi) the receipt of $350 million, $140 million and $135 million from the Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account the risks identified in the report and the gaps projected in the City Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis; (iv) the City is deferring recommended capital maintenance;
and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE. However, the report noted that if proposed tax reductions are not approved, additional revenue will be realized, ranging from $272 million in the 1998 fiscal year to $481 million in the 2001 fiscal year.

     On July 2, 1997, the staff of the OSDC issued a report on the City Financial Plan. The report projected a potential surplus for the 1998 fiscal year of $190 million, due primarily to the potential for greater than forecast tax revenues, and projected budget gaps for the 1999 through 2001 fiscal years which are slightly less than the gaps set forth in the City Financial Plan for such years. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. The additional risks identified in the report relate to: (i) the receipt of Port Authority lease payments totaling $350 million, $140 million and $135 million in the 1999 through 2001 fiscal years, respectively; (ii) City proposals for State aid totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; (iii) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum; (iv) the receipt of $47 million in the 1998 fiscal year from the sale of certain other assets; (v) uncertain State education aid and expenditure reductions relating to BOE totaling $325 million in each of the 1999 through 2001 fiscal years; (vi) State approval of a three-year extension to the City's 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and which would generate revenues of $230 million, $525 million and $550 million in the 1999 through 2001 fiscal years, respectively; and (vii) the potential for additional funding needs for the City's labor reserve totaling $104 million, $225 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the City Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. The report also noted that the City Financial Plan assumes that the State will extend the 14% personal income tax that is scheduled to expire in December 1997, which would generate revenues of $200 million in the 1998 fiscal year and $500 million annually in subsequent fiscal years, and that the City Financial Plan makes no provision for wage increases after the expiration of current contracts in fiscal year 2000, which would add $430 million to the 2001 fiscal year budget gap if employees receive wage increases at the projected rate of inflation. The report noted that the City Financial Plan includes an annual General Reserve of $200 million and sets aside an additional $300 million in the 1998 fiscal year to reduce the budget gap for the 1999 fiscal year if such funds are not needed in the 1998 fiscal year. With respect to the gap-closing program for the 1999 through 2001 fiscal years, the report noted that the City has broadly outlined a program that relies heavily on unspecified agency actions, savings from reinvention and other unspecified initiatives and uncertain State aid and entitlement program reductions which depend on the cooperation of others.

     The report concluded that while 1997 was an unexpectedly good fiscal year for City revenues, the City projects that the rate of spending for the 1998 fiscal year will grow substantially faster than the rate of revenues, reflecting increasing costs for labor, debt service, Medicaid and education, and that the gaps for the subsequent fiscal years continue to present a daunting challenge. With respect to the economy, the report noted that the major risks to the City's economic and revenue forecasts continue to relate to the pace of both the national economy and activity on Wall Street, that the potential exists for a national recession over the next four years, and that Wall Street volatility can have a negative effect, as was apparent in 1994 when the Federal Reserve repeatedly raised interest rates and the profits of securities firms fell. Other concerns identified in the report include: (i) $76 million in retroactive claims for State education aid included in the City Financial Plan for the 1998 fiscal year which may not be realized; (ii) a potential risk of $698 million in State education aid owed to the City by the State for prior years, all or a portion of which the City could be forced to write-off if further delays occur in the State agreeing to fund these claims; and (iii) the potential adverse impact on HHC over the long-term of the planned expansion of managed care which emphasizes out-patient services with fixed monthly fees, uncertainty covering projected savings from a proposal that most Medicaid recipients be required to enroll in managed care, which is subject to approval by the Federal Government, and the possibility that the recent Federal budget agreement could substantially reduce aid to hospitals which serve a large number of medically indigent patients.

     On May 27, 1997, the IBO released a report analyzing the financial plan published on May 8, 1997 (the "May Financial Plan"). In its report, the IBO estimated gaps of $27 million, $91 million, $2.1 billion, $2.9 billion and $2.9 billion for the 1997 through 2001 fiscal years, respectively, which include the gaps set forth in the May Financial Plan for fiscal years 1999 through 2001. The gaps estimated in the IBO report reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; and (ii) additional funding needs for the City's labor reserve totaling $104 million, $224 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the May Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. These reduced revenues and increased expenditures identified in the IBO report are substantially offset by tax revenue forecasts which exceed those in the May Financial Plan. However, the report noted that the May Financial Plan assumes continued strong revenue growth and that, in the event of an economic downturn, the City will be required to increase taxes in a slow economy or reduce spending when it is most needed. With respect to the tax reductions proposed in the May Financial Plan, the IBO stated that the principal question is whether the City will be able to afford the tax reductions. In addition, the report discussed various issues with implications for the City's 1998 budget. These issues include the reliance in the budget on a number of State legislative actions, including (i) $294 million from legislation the City has requested to increase State aid; (ii) $128 million in savings attributable to both a larger City share of Federal welfare grant funds and State reforms to Medicaid; and (iii) $115 million to restore expenditure reductions proposed in the Governor's Executive Budget. The report also noted that the City's claim for $900 million of State reimbursement of prior year education expenditures remains unresolved, that proposals affecting the MTA, including proposals to eliminate two-fare zones for bus and subway riders, will result in a significant reduction in revenues for the MTA, and that the implementation of changes in the City's computer system, resulting from the inability of the current computer system to recognize the year 2000, could cost the City up to $150 million to $200 million over the next three years. In a subsequent report released on June 16, 1997, the IBO noted that in the City Financial Plan the City had deferred to fiscal years 1999 through 2001 the assumed receipt of back airport rents, and that the tax revenue forecasts for the 1998 fiscal year in the City Financial Plan are closer than the forecasts in the May Financial Plan to the IBO's forecast of City tax revenues in its May report.

     On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. States are required to develop plans during 1997 to implement the new law. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government.

     SEASONAL FINANCING. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short-term obligations for the fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

     RATINGS AGENCIES. On February 3, 1998, S&P raised its credit outlook for New York City's outstanding general obligation bonds from stable to positive but maintained its BBB-plus rating. The City has held this rating since July 10, 1995, when S&P lowered its rating from A-to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. On November 25, 1996, S&P issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.

     On February 24, 1998 Moody's raised its rating for City general obligation bonds from Baa1 to A3, based on improvement in its financial condition and economy. Previously, on July 17, 1997, Moody's had changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.

     On February 3, 1998, Fitch Investors Service, Inc. ("Fitch") its rating of City general obligation bonds at A-, which it has maintained since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. Since then Fitch has revised the outlook to stable. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

     On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

                                       PART C

                                       PART C

                                 OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS:

     Included in Part A of this Registration Statement:

     (1) Financial Highlights for the periods ended December 31, 1994, December 31, 1995, December 31, 1996 and December 31, 1997 (audited).

     Included in Part B of this Registration Statement:

     (1)  Portfolios of Investments dated December 31, 1997 (audited).*
     (2)  Statements of Assets and Liabilities dated December 31, 1997
          (audited).*
     (3) Statements of Operations for the period ended December 31, 1997 (audited).*
     (4) Statement of Changes in Net Assets for the periods ended December 31, 1996 and December 31, 1997 (audited).*
     (5) Financial Highlights for the periods ended December 31, 1994, December 31, 1995, December 31, 1996 and December 31, 1997 (audited).*
     (6)  Notes to Financial Statements dated December 31, 1997 (audited).*
     (7) Report of Independent Accountants to Financial Statements for the period ended December 31, 1997.*

     (b)  EXHIBITS:

     Exhibit
     Number                     Description
     ------                     -----------
     1(a) --   Registrant's Articles of Incorporation.(1)
     1(b) --   Registrant's Amended and Restated Articles of Incorporation.(3)
     1(c) --   Registrant's Form of Articles Supplementary.(5)
     1(d) --   Registrant's Form of Articles Supplementary. (8)
     2(a) --   Registrant's By-Laws.(1)
     2(b) --   Registrant's Amended and Restated By-Laws.(3)
     3    --   None.
     4(a) --   Form of Stock Certificate for shares of Class A
               stock.(3)
     4(b) --   Form of Stock Certificate for shares of Class B stock.(5)
     4(c) --   Form of Stock Certificate for shares of Class C
               stock.(3)
     4(e) --   Form of Stock Certificate for shares of Class E
               stock.(5)
     4(f) --   Form of Stock Certificate for shares of Class F stock.(5)
     4(g) --   Form of Stock Certificate for shares of Class G
               stock.(5)
     4(h) --   Form of Stock Certificate for shares of Class H
               stock.(5)
     4(i) --   Form of Stock Certificate for shares of Class I stock.(8)
     4(j) --   Form of Stock Certificate for shares of Class J stock.(8)
     4(k) --   Form of Stock Certificate for shares of Class K stock.(8)
     5(a) --   Form of Advisory Agreement between Registrant and OFFITBANK with respect to the High Yield, Global Debt and Emerging Markets
               Funds.(3)
     5(b) --   Form of Advisory Agreement between the Registrant and OFFITBANK with respect to the Global Convertible, Latin America Equity,
               National Municipal, California Municipal and New York Municipal
               Funds.(5)
     5(c) --   Agreement to Advisory Agreement between the Registrant and
               OFFITBANK reflecting the change in name of the Latin America
               Equity, to Latin America Total Return Fund.(6)
     5(d) --   Form of Advisory Agreement between Registrant and OFFITBANK U.S.
               Government Securities Fund, OFFITBANK Mortgage Securities Fund
               and OFFITBANK Total Return Fund.(8)

                                     C-1


     6(a) --   Form of Supplement to the Distribution Agreement between
               Registrant and OFFIT Funds Distributor, Inc. with respect to the
               Global Convertible, Latin America Equity, National Municipal,
               California Municipal and New York Municipal Funds.(5)
     6(b) --   Amendment to the Distribution Agreement between Registrant and
               OFFIT Funds Distributor, Inc. reflecting the change in name of the Latin America Equity Fund to Latin America Total Return
               Fund.(6)
     6(c) --   Amendment to the Distribution Agreement in connection with the reclassification of existing shares of each Fund as "Select
               Shares" as of the close of business May 1, 1996, and the creation of Advisor Shares.(7)
     6(d) --   Form of Distribution Agreement between Registrant and OFFIT Funds
               Distributor, Inc.(8)
     7    --   None.
     8(a) --   Form of Custodian Agreement between Registrant and The Chase
               Manhattan Bank, N.A. (the "Custodian") with respect to the High
               Yield, Global Debt and Emerging Markets Funds.(3)
     8(b) --   Form of Custodian Agreement between Registrant and the Custodian with respect to the Global Convertible, Latin America Equity,
               National Municipal, California Municipal and New York Municipal
               Funds.(5)
     8(c) --   Form of Custodian Agreement between Registrant and The Bank of
               New York. (9)
     8(d) --   Form of Amendment to the Custodian Agreement between Registrant and The Bank of New York with respect to the Emerging Markets
               Fund.  (10)
     9(a) --   Form of Shareholder Servicing Agreement between the Registrant and Shareholder Servicing Agents.(7)
     9(b) --   Form of Fund Administration Agreement between Registrant and
               BISYS Fund Services.(8)
     9(c) --   Form of Administration and Accounting Services Agreement between
               Registrant and PFPC Inc., filed herewith.
     9(d) --   Form of Transfer Agency Agreement between Registrant and BISYS
               Fund Services.(8)
     9(e) --   Form of Transfer Agency Agreement between Registrant and PFPC
               Inc., filed herewith.
     9(f) --   Form of Fund Accounting Agreement between Registrant and BISYS
               Fund Services.(8)
     10   --   Opinion and Consent of Piper & Marbury.(3)
     11(a)--   Consent of Price Waterhouse LLP, filed herewith.
     11(b)--   Powers of Attorney for Messrs. Landau and Morton.(2)
     12   --   None.
     13(a)--   Form of Share Purchase Agreement between Registrant and Furman
               Selz Incorporated with respect to the High Yield, Global Debt and
               Emerging Markets Funds.(3)
     13(b)--   Form of Share Purchase Agreement between Registrant and Furman
               Selz Incorporated with respect to the Global Convertible, Latin
               America Equity, National Municipal, California Municipal and New
               York Municipal Funds.(5)
     13(c)--   Form of Share Purchase Agreement between the Registrant and OFFIT
               Funds Distributor with respect to U.S. Government Securities
               Fund, Mortgage Securities Fund and Total Return Fund.(8)
     14   --   None.
     15(a)--   Form of Plan Distribution.(2)
     15(b)--   Amendment to Plan of Distribution.(7)
     16(a)--   Schedule of computation for the High Yield, Emerging Markets and
               New York Municipal Funds.(6)
     16(b) --  Schedule of computation for the Latin America Total Return Fund.
               (9)
     16(c) --  Schedule of computation for the California Municipal Fund. (10)

                                     C-2


     16(d) --  Schedule of computation for the U.S. Government Securities Fund and Mortgage Securities Fund. (11)
     16(e) --  Schedule of computation for the National Municipal Fund, filed herewith.
     18   --   Form of Amended Multiclass Plan Pursuant to Rule 18f-3.(7)
     27   --   Financial Data Schedules, filed herewith.

----------
* Incorporated herein by reference to the Registrant's Annual Report filed with the Securities and Exchange Commission on March 3,1997.
(1) Exhibit is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A, filed October 8, 1993, Registration Nos. 33-70116 and 811-8036 (the "Registration Statement").
(2) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 1, filed November 24, 1993 to the Registration Statement.
(3) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2, filed January 31 1994, to the Registration Statement.
(4) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 2, filed on August 26, 1994, to the Registration Statement.
(5) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 3, filed on November 25, 1994, to the Registration Statement.
(6) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 6, filed on February 29, 1996, to the Registration Statement.
(7) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 7, filed on April 27, 1996, to the Registration Statement.
(8) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 10, filed on February 14, 1997.
(9) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 11, filed on April 30, 1997.
(10) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 12, filed on August 29, 1997.
(11) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 13, filed on January 29, 1998.
(12) To be filed by subsequent amendment.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT.

           None.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                                                               Number of Record Holders
               Title of Class                                  at March 30, 1998
               --------------                                  -----------------

Select Shares of OFFITBANK High Yield Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .     1269

Advisor Shares of OFFITBANK High Yield Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        0

Select Shares of OFFITBANK Emerging Markets Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .      285

                                     C-3

Advisor Shares of OFFITBANK Emerging Markets Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        0

Select Shares of OFFITBANK Latin America Equity Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .      131

Advisor of OFFITBANK Latin America Equity Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        1

Select Shares of OFFITBANK Investment Grade Global Debt Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        1

Advisor Shares of OFFITBANK Investment Grade Global Debt Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        0

Select Shares of OFFITBANK Global Convertible Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        1

Advisor Shares of OFFITBANK Global Convertible Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        0

Select Shares of OFFITBANK U.S. Government Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .       30

Advisor Shares of OFFITBANK U.S. Government Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        0

Select Shares of OFFITBANK Mortgage Securities Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .       38

Advisor Shares of OFFITBANK Mortgage Securities Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        0

Select Shares of OFFITBANK California Municipal Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .       11

Advisor Shares of OFFITBANK California Municipal Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        0

Select Shares of OFFITBANK New York Municipal Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .       73

Advisor Shares of OFFITBANK New York Municipal Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        0

Select Shares of OFFITBANK National Municipal Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        5

Advisor Shares of OFFITBANK National Municipal Fund,
     par value $.001 per share . . . . . . . . . . . . . . . . . .        0


ITEM 27.  INDEMNIFICATION.

Reference is made to Article VII of Registrant's Articles of Incorporation (Exhibit 1 hereto), Article IV of Registrant's By-Laws (Exhibit 2 hereto) and Paragraph 4 of the Form of Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. (Exhibit 6(e) hereto).

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Adviser provides a wide range of asset management services to individuals, institutions and retirement benefit plans.

To the knowledge of Registrant, none of the Directors or executive officers of the Adviser except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature.

                                                                     Principal Occupation
                                                                     or Other Employment
                                                                       of a Substantial
                                         Position with                Nature During the
     Name                                  OFFITBANK                    Past Two Years
     ----                                  ---------                    --------------

H. Furlong Baldwin                          Director                  Chairman of the Board,
Mercantile Bankshares Inc.                                            Mercantile Bankshares
Two Hopkins Plaza
Baltimore, MD  21201

Marchese Alessandro di Montezemolo          Director                  Private Investor
P.O. Box  5057
New York, New York  11969

David I. Margolis                           Director                  Chairman and Chief
147 East 48th Street                                                  Executive Officer,
New York, New York  10017                                             Coltec Industries, Inc.

Harvey M. Meyerhoff                         Director                  Chairman of the Board,
Magna Holdings, Inc.                                                  Magna Holdings, Inc.
25 South Charles Street
Suite 2100
Baltimore, MD  21201

Morris W. Offit, C.F.A.                     Director                  Chairman of the Board
OFFITBANK                                                             OFFITBANK
520 Madison Avenue
New York, New York  10022

Dr. George Randolph Packard                 Director                  Professor, The Paul H.
4425 Garfield Street, N.W.                                            Nitze School of Advanced
Washington, D.C. 20007                                                International Studies,
                                                                      Johns Hopkins University

Edward V. ("Ned") Regan                     Director                  President
The Jerome Levy Economics                                             The Jerome Levy Economics
Institute of Bard College                                             Institute of Bard
31 West 52nd Street, 17th Street                                      College
New York, New York  10019

B. Lance Sauerteig, Esq.                    Director                  President, First Spring
130 Edgehill Road                                                     Corporation
New Haven, CT  06511

                                     C-5


Ricardo Steinbruch                          Director                  Private Investor
Grupo Vicuhna
Rua Itacolomi 412, Higienopolis
Sao Paulo, S.P. 01239-020
Brazil


ITEM 29. PRINCIPAL UNDERWRITER.

     (a)  Not applicable.

     (b) The information required by Item 29(b) with respect to each director, officer or partner of OFFIT Funds Distributor, Inc. is incorporated by reference to Schedule A on Form BD filed by OFFIT Funds Distributor, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46960)

     (c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of:

     (1)  The OFFITBANK Investment Fund, Inc.
          400 Bellevue Parkway
          Wilmington, DE  19809
          (records relating to the Company)


     (2)  OFFITBANK
          520 Madison Avenue
          New York, New York  10022
          (advisory records)


     (3)  OFFIT Funds Distributor, Inc.
          Four Falls Corporate Center
          West Conshohocken, PA 19428-2961
          (records of principal underwriter)

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 32.  UNDERTAKINGS.

          (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in conjunction with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

          (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

          (c) Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be audited, within four to six months from the start of operations of the Total Return Fund, Global Debt Fund and Global Convertible Fund.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 17th day of April, 1998.


                                             THE OFFITBANK INVESTMENT FUND, INC.

                                             By:  /s/ Morris W. Offit
                                             --------------------------
                                             Morris W. Offit, President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 17th day of April, 1998.


SIGNATURE                                            TITLE
---------                                            -----

Morris W. Offit *                                    Director, Chairman of
---------------------------                          the Board and President
Morris W. Offit
(Principal Executive Director)

Edward J. Landau *                                   Director
---------------------------
Edward J. Landau

The Very Reverend James Parks Morton *               Director
----------------------------------------
The Very Reverend James Parks Morton

/s/ Wallace Mathai-Davis                             Treasurer and Secretary
---------------------------
Wallace Mathai-Davis


/s/ Morris W. Offit
---------------------------
Attorney-in-fact
THE OFFITBANK INVESTMENT FUND, INC.


------------
* Pursuant to Power of Attorney filed with Pre-Effective Amendment No. 1 dated
November 24, 1993.


                                 INDEX TO EXHIBITS


Exhibit                     Sequentially
Number                      Description of Exhibit
-------                     ----------------------

9(c)                         Form of Administration and Accounting Services
                             Agreement between Registrant and PFPC Inc.
9(e)                         Form of Transfer Agency Agreement between
                             Registrant and PFPC Inc.
11(a)                        Consent of Price Waterhouse, LLP.
16(e)                        Schedule of Computation for National Municipal
                             Fund.
27                           Financial Data Schedules.
